UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
Focus Impact BH3 Acquisition Company
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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LETTER TO STOCKHOLDERS OF FOCUS IMPACT BH3 ACQUISITION COMPANY

1345 Avenue of the Americas, 33rd Floor
New York, NY 10105
Dear Focus Impact BH3 Acquisition Company Stockholder:
You are cordially invited to attend a special meeting of Focus Impact BH3 Acquisition Company, a Delaware corporation (“BHAC”), which will be held on July 23, 2024, at 9:00 a.m., Eastern Time, as a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Stockholder Meeting”).
You can participate in the virtual Stockholder Meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/focusimpactbh3/2024. Please see “Questions and Answers about the Stockholder Meeting — How do I attend the virtual Stockholder Meeting?” in the accompanying proxy statement for more information. Even if you are planning on attending the Stockholder Meeting online, please promptly submit your proxy vote online, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Stockholder Meeting.
The accompanying notice of the Stockholder Meeting and proxy statement describe the business BHAC will conduct at the Stockholder Meeting and provide information about BHAC that you should consider when you vote your shares. As more fully described in the accompanying proxy statement, which is dated July 1, 2024, and is first being mailed to stockholders on or about that date, the Stockholder Meeting will be held for the purpose of considering and voting on the following proposals:
1.
Proposal No. 1 — Extension Amendment Proposal — To amend BHAC’s amended and restated certificate of incorporation, as amended (the “Certificate of Incorporation”) to extend the date (the “Termination Date”) by which BHAC has to consummate a business combination (the “Charter Extension”) from July 31, 2024 (the “Original Termination Date”) to February 7, 2025 (the “Charter Extension Date”) and to allow BHAC, without another stockholder vote, to elect to extend the Termination Date to consummate a business combination on a monthly basis for up to two times by an additional one month each time after the Charter Extension Date, by resolution of BHAC’s board of directors (the “Board”), if requested by Focus Impact BHAC Sponsor, LLC, a Delaware limited liability company (the “Sponsor”), and upon five days’ advance notice prior to the applicable Termination Date, until April 7, 2025, unless the closing of a business combination shall have occurred prior thereto (the “Extension Amendment Proposal”). A copy of the proposed amendment is set forth in Annex A to the accompanying proxy statement; and

2.
Proposal No. 2 — Redemption Limitation Amendment Proposal — To amend the Certificate of Incorporation to eliminate from the Certificate of Incorporation the limitation that BHAC may not redeem Public Stock (as defined below) to the extent that such redemption would result in BHAC having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended), of less than $5,000,001 (the “Redemption Limitation”) in order to allow BHAC to redeem Public Stock irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Amendment,” and such proposal the “Redemption Limitation Amendment Proposal”). A copy of the proposed amendment is set forth in Annex B to the accompanying proxy statement; and

3.
Proposal No. 3 — Adjournment Proposal — To adjourn the Stockholder Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”) and shares of Class B common stock, par value $0.0001 per share (“Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”), in the capital of BHAC represented (either in person or by proxy) at the time of the Stockholder Meeting to approve the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal or (ii) where the Board has determined it is otherwise necessary (the “Adjournment Proposal”).

The Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.
Approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension. In addition, BHAC will not proceed with the Charter Extension unless (i) the Redemption Limitation Amendment Proposal is approved or (ii) if BHAC will have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemptions (as defined below). BHAC cannot predict the amount that will remain in the Trust Account following the Redemptions if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be significantly less than the approximately $25,186,284 that was in the Trust Account as of June 28, 2024 (including interest not previously released to BHAC to pay its taxes).
As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 12, 2024 (the “Form 8-K”), BHAC, Focus Impact BH3 Newco, Inc., a Delaware corporation and wholly owned subsidiary of BHAC (“NewCo”), Focus Impact BH3 Merger Sub I, LLC, a Delaware limited liability company and wholly owned subsidiary of NewCo (“Merger Sub 1”), Focus Impact BH3 Merger Sub II, Inc., a Delaware corporation and wholly owned subsidiary of NewCo (“Merger Sub 2”) and XCF Global Capital, Inc., a Nevada corporation (“XCF”), entered into a Business Combination Agreement (as it may be further amended or supplemented from time to time) (the “Business Combination Agreement”). Pursuant to the Business Combination Agreement (a) BHAC will merge with and into Merger Sub 1 (the “NewCo Merger”), with Merger Sub 1 being the surviving entity of the NewCo Merger as a wholly owned subsidiary of NewCo; and (b) immediately following the NewCo Merger, Merger Sub 2 will merge with and into XCF (the “Company Merger” and, together with the NewCo Merger and all other transactions contemplated by the Business Combination Agreement, the “Business Combination”), with XCF being the surviving corporation of the Company Merger as a wholly owned subsidiary of NewCo. As a result of the Business Combination, NewCo will become a new publicly-traded company. For more information about the Business Combination, refer to the Form 8-K.
The purpose of the Extension Amendment Proposal is to allow BHAC additional time to complete the Business Combination. You are not being asked to vote on the Business Combination at this time.
The Certificate of Incorporation provides that BHAC has until the Original Termination Date to complete its initial business combination. BHAC’s Board has determined that it is in the best interests of BHAC to seek an extension of the Original Termination Date and have BHAC’s stockholders approve the Extension Amendment Proposal to allow for a period of additional time to consummate the Business Combination. Without the Charter Extension, BHAC believes that it may not be able to complete the Business Combination on or before the Original Termination Date. If that were to occur, BHAC would be precluded from completing the Business Combination and would be forced to liquidate.
The purpose of the Redemption Limitation Amendment Proposal is to eliminate from the Certificate of Incorporation the Redemption Limitation in order to allow BHAC to redeem Public Shares, irrespective of whether such redemption would exceed the Redemption Limitation. The Board believes it is in the best interests of BHAC and its stockholders for BHAC to be allowed to effect redemptions irrespective of the Redemption Limitation.
BHAC reserves the right at any time to cancel the Stockholder Meeting and not to submit to its stockholders the Extension Amendment Proposal and implement the Charter Extension. In the event the Stockholder Meeting is cancelled, and the Business Combination is not consummated prior to the Original Termination Date, BHAC will dissolve and liquidate in accordance with the Certificate of Incorporation.
As contemplated by the Certificate of Incorporation, the holders of BHAC’s Class A Common Stock, issued as part of the units sold in BHAC’s initial public offering (the “Public Stock”), may elect to redeem all or a portion of their Public Stock (the “Redemptions”) in exchange for their pro rata portion of the funds held in a trust account (the “Trust Account”) established to hold a portion of the proceeds of BHAC’s initial public offering (the “Initial Public Offering”) and the concurrent sale of private placement warrants (the “Private Placement Warrants”), if the Charter Extension or the Redemption Limitation Amendment is implemented, regardless of how such public stockholders vote in regard to the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal. If the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal is approved by the requisite vote of stockholders (and not abandoned)

and the Charter Extension or the Redemption Limitation Amendment is implemented, holders of Public Stock remaining after the Redemptions will retain their right to redeem their Public Stock for their pro rata portion of the funds available in the Trust Account upon consummation of a business combination or if BHAC does not complete a business combination by the Charter Extension Date.
In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of Public Stock approaching or in excess of the Redemption Limitation, we and/or the Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities and (b) entering into non-redemption agreements with certain of our significant stockholders. If the Redemption Limitation Amendment Proposal is not approved and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Charter Extension and we will not redeem any Public Stock. In such case, Public Stock which a public stockholder elects to redeem but which are not redeemed shall be returned to such public stockholders or such public stockholders’ account and such public stockholder will retain the right to have their Public Stock redeemed for cash if BHAC has not completed an initial business combination by the Termination Date.
On June 28, 2024, the most recent practicable date prior to the date of the accompanying proxy statement, the redemption price per share was approximately $10.89, based on the aggregate amount on deposit in the Trust Account of approximately $25,186,284 as of June 28, 2024 (including interest not previously released to BHAC to pay its taxes), divided by the total number of then outstanding Public Stock. The redemption price per share in connection with the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal will be calculated based on the aggregate amount on deposit in the Trust Account two business days prior to the Stockholder Meeting. The closing price of the Public Stock on the Nasdaq Stock Market LLC on June 28, 2024, was $10.70. If the closing price of the Public Stock was to remain the same until the date of the Stockholder Meeting, exercising redemption rights would result in a public stockholder receiving approximately $0.19 more per share than if the shares were sold in the open market (based on the current per share redemption price as of June 28, 2024). BHAC cannot assure stockholders that they will be able to sell their Public Stock in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares. BHAC believes that such redemption right enables its public stockholders to determine whether or not to sustain their investments for an additional period if BHAC does not complete the Business Combination on or before the Original Termination Date.
If the Extension Amendment Proposal is not approved and a Business Combination is not completed on or before the Original Termination Date, BHAC will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Stock, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to BHAC to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding Public Stock, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of BHAC’s remaining stockholders and the Board, liquidate and dissolve, subject in each case to BHAC’s obligations under the Delaware General Corporation Law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to BHAC’s warrants, which will expire worthless in the event of our winding up.
The approval of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal requires the affirmative vote of at least a majority of the issued and outstanding shares of Common Stock.
Approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present in person or represented by proxy and entitled to vote thereon at the Stockholder Meeting. The Adjournment Proposal will only be put forth for a vote if there are insufficient shares of Common Stock voted at the Stockholder Meeting to approve the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal at the Stockholder Meeting or where the Board has determined it is otherwise necessary.

The Board has fixed the close of business on June 20, 2024 as the date for determining BHAC’s stockholders entitled to receive notice of and vote at the Stockholder Meeting and any adjournment thereof (the “Record Date”). Only holders of record of Common Stock on that date are entitled to have their votes counted at the Stockholder Meeting or any adjournment thereof.
BHAC believes that it is in the best interests of BHAC’s stockholders that BHAC obtain the Charter Extension and the Redemption Limitation Amendment. After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal are in the best interests of BHAC and its stockholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment Proposal, “FOR” the Redemption Limitation Amendment Proposal and “FOR” the Adjournment Proposal.
Your vote is very important. Whether or not you plan to attend the Stockholder Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Stockholder Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Stockholder Meeting. The approval of each of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal requires the affirmative vote of at least a majority of the issued and outstanding shares of Common Stock. Approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present in person or represented by proxy and entitled to vote thereon at the Stockholder Meeting. Accordingly, if you fail to vote in person or by proxy at the Stockholder Meeting, your shares will not be counted for the purposes of determining whether the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal are approved by the requisite majorities.
If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Stockholder Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Stockholder Meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Stockholder Meeting but will not constitute votes cast at the Stockholder Meeting and therefore will have the same effect as a vote “AGAINST” the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal and no effect on the approval of the Adjournment Proposal. If you are a stockholder of record and you attend the Stockholder Meeting and wish to vote in person, you may withdraw your proxy and vote in person.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR SHARES OF CLASS A COMMON STOCK ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO BHAC’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE STOCKHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

Enclosed is the proxy statement containing detailed information about the Stockholder Meeting, the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Stockholder Meeting, BHAC urges you to read this material carefully and vote your shares.
By Order of the Board of Directors of Focus Impact
BH3 Acquisition Company

/s/ Carl Stanton
Carl Stanton
Chief Executive Officer

FOCUS IMPACT BH3 ACQUISITION COMPANY
1345 Avenue of the Americas, 33rd Floor
New York, NY 10105
NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS
OF FOCUS IMPACT BH3 ACQUISITION COMPANY
TO BE HELD ON JULY 23, 2024
To the Stockholders of Focus Impact BH3 Acquisition Company:
NOTICE IS HEREBY GIVEN that a special meeting of the stockholders of Focus Impact BH3 Acquisition Company, a Delaware corporation (“BHAC”), will be held on July 23, 2024, at 9:00 a.m., Eastern Time, as a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Stockholder Meeting”).
You can participate in the virtual Stockholder Meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/focusimpactbh3/2024. Please see “Questions and Answers about the Stockholder Meeting — How do I attend the virtual Stockholder Meeting?” in the accompanying proxy statement for more information. Even if you are planning on attending the Stockholder Meeting online, please promptly submit your proxy vote online, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Stockholder Meeting.
You are cordially invited to attend the Stockholder Meeting that will be held for the purpose of considering and voting on (i) an extension amendment proposal to amend BHAC’s amended and restated certificate of incorporation, as amended (the “Certificate of Incorporation”) to extend the date (the “Termination Date”) by which BHAC has to consummate a business combination (the “Charter Extension”) from July 31, 2024 (the “Original Termination Date”) to February 7, 2025 (the “Charter Extension Date”) and to allow BHAC, without another stockholder vote, to elect to extend the Termination Date to consummate a business combination on a monthly basis for up to two times by an additional one month each time after the Charter Extension Date, by resolution of BHAC’s board of directors (the “Board”), if requested by Focus Impact BHAC Sponsor, LLC, a Delaware limited liability company (the “Sponsor”), and upon five days’ advance notice prior to the applicable Termination Date, until April 7, 2025, unless the closing of a business combination shall have occurred prior thereto (the “Extension Amendment Proposal”); a copy of the proposed amendment is set forth in Annex A to the accompanying proxy statement; (ii) a redemption limitation amendment proposal to amend the Certificate of Incorporation to eliminate from the Certificate of Incorporation the limitation that BHAC may not redeem Public Stock (as defined below) to the extent that such redemption would result in BHAC having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended), of less than $5,000,001 (the “Redemption Limitation”) in order to allow BHAC to redeem Public Stock irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Amendment,” and such proposal the “Redemption Limitation Amendment Proposal”); a copy of the proposed amendment is set forth in Annex B to the accompanying proxy statement and (iii) an adjournment proposal to adjourn the Stockholder Meeting to a later date or dates, if necessary, (a) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”) and shares of Class B common stock, par value $0.0001 per share (“Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”) in the capital of BHAC represented (either in person or by proxy) at the time of the Stockholder Meeting to approve the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal or (ii) where BHAC’s Board has determined it is otherwise necessary (the “Adjournment Proposal”) (unless BHAC determines that it is not necessary to hold the Stockholder Meeting as described in the accompanying proxy statement), each as more fully described below in the accompanying proxy statement, which is dated July 1, 2024 and is first being mailed to stockholders on or about that date.
The proposals to be voted upon at the Stockholder Meeting are as follows:
1.
Proposal No. 1 — Extension Amendment Proposal — To amend the Certificate of Incorporation to extend the date by which BHAC has to consummate a business combination from July 31, 2024 to February 7, 2025 and to allow BHAC, without another stockholder vote, to elect to extend the Termination Date to consummate a business combination on a monthly basis for up to two times by an additional one month each time after the Charter Extension Date, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, until April 7, 2025, unless the closing of a business combination shall have occurred prior thereto. A copy of the proposed amendment is set forth in Annex A to the accompanying proxy statement; and
2.
Proposal No. 2 — Redemption Limitation Amendment Proposal — To amend the Certificate of Incorporation to eliminate from the Certificate of Incorporation the Redemption Limitation in order to allow BHAC to redeem Public Stock irrespective of whether such redemption would exceed the Redemption Limitation; A copy of the proposed amendment is set forth in Annex B to the accompanying proxy statement; and

3.
Proposal No. 3 — Adjournment Proposal — To adjourn the Stockholder Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of Common Stock, in the capital of BHAC represented (either in person or by proxy) at the time of the Stockholder Meeting to approve the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal or (ii) where the Board has determined it is otherwise necessary.

The Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.
Approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension. In addition, BHAC will not proceed with the Charter Extension unless (i) the Redemption Limitation Amendment Proposal is approved or (ii) if BHAC will have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemptions (as defined below). BHAC cannot predict the amount that will remain in the Trust Account (as defined below) following the Redemptions if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be significantly less than the approximately $25,186,284 that was in the Trust Account as of June 28, 2024 (including interest not previously released to BHAC to pay its taxes).
As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 12, 2024 (the “Form 8-K”), BHAC, Focus Impact BH3 Newco, Inc., a Delaware corporation and wholly owned subsidiary of BHAC (“NewCo”), Focus Impact BH3 Merger Sub I, LLC, a Delaware limited liability company and wholly owned subsidiary of NewCo (“Merger Sub 1”), Focus Impact BH3 Merger Sub II, Inc., a Delaware corporation and wholly owned subsidiary of NewCo (“Merger Sub 2”) and XCF Global Capital, Inc., a Nevada corporation (“XCF”), entered into a Business Combination Agreement (as it may be further amended or supplemented from time to time) (the “Business Combination Agreement”). Pursuant to the Business Combination Agreement (a) BHAC will merge with and into Merger Sub 1 (the “NewCo Merger”), with Merger Sub 1 being the surviving entity of the NewCo Merger as a wholly owned subsidiary of NewCo; and (b) immediately following the NewCo Merger, Merger Sub 2 will merge with and into XCF (the “Company Merger” and, together with the NewCo Merger and all other transactions contemplated by the Business Combination Agreement, the “Business Combination”), with XCF being the surviving corporation of the Company Merger as a wholly owned subsidiary of NewCo. As a result of the Business Combination, NewCo will become a new publicly-traded company. For more information about the Business Combination, refer to the Form 8-K.
The purpose of the Extension Amendment Proposal is to allow BHAC additional time to complete the Business Combination. You are not being asked to vote on the Business Combination at this time.
The Certificate of Incorporation provides that BHAC has until the Original Termination Date to complete its initial business combination. BHAC’s Board has determined that it is in the best interests of BHAC to seek an extension of the Original Termination Date and have BHAC’s stockholders approve the Extension Amendment Proposal to allow for a period of additional time to consummate the Business Combination. Without the Charter Extension, BHAC believes that it may not be able to complete the Business Combination on or before the Original Termination Date. If that were to occur, BHAC would be precluded from completing the Business Combination and would be forced to liquidate.

The purpose of the Redemption Limitation Amendment Proposal is to eliminate from the Certificate of Incorporation the Redemption Limitation in order to allow BHAC to redeem Public Shares, irrespective of whether such redemption would exceed the Redemption Limitation. The Board believes it is in the best interests of BHAC and its stockholders for BHAC to be allowed to effect redemptions irrespective of the Redemption Limitation.
BHAC reserves the right at any time to cancel the Stockholder Meeting and not to submit to its stockholders the Extension Amendment Proposal and implement the Charter Extension. In the event the Stockholder Meeting is cancelled, and the Business Combination is not consummated prior to the Original Termination Date, BHAC will dissolve and liquidate in accordance with the Certificate of Incorporation.
BHAC believes that it is in the best interests of BHAC’s stockholders that BHAC obtain the Charter Extension if needed. After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal are in the best interests of BHAC and its stockholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment Proposal, “FOR” the Redemption Limitation Amendment Proposal and “FOR” the Adjournment Proposal.
As contemplated by the Certificate of Incorporation, the holders of BHAC’s Class A Common Stock, issued as part of the units sold in BHAC’s initial public offering (the “Public Stock”), may elect to redeem all or a portion of their Public Stock (the “Redemptions”) in exchange for their pro rata portion of the funds held in a trust account (the “Trust Account”) established to hold a portion of the proceeds of BHAC’s initial public offering (the “Initial Public Offering”) and the concurrent sale of private placement warrants (the “Private Placement Warrants”), if the Charter Extension or the Redemption Limitation Amendment is implemented, regardless of how such public stockholders vote in regard to the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal. If the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal is approved by the requisite vote of stockholders (and not abandoned) and the Charter Extension or the Redemption Limitation Amendment is implemented, holders of Public Stock remaining after the Redemptions will retain their right to redeem their Public Stock for their pro rata portion of the funds available in the Trust Account upon consummation of a business combination or if BHAC does not complete a business combination by the Charter Extension Date.
In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of Public Stock approaching or in excess of the Redemption Limitation, we and/or the Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities and (b) entering into non-redemption agreements with certain of our significant stockholders. If the Redemption Limitation Amendment Proposal is not approved and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Charter Extension and we will not redeem any Public Stock. In such case, Public Stock which a public stockholder elects to redeem but which are not redeemed shall be returned to such public stockholders or such public stockholders’ account and such public stockholder will retain the right to have their Public Stock redeemed for cash if BHAC has not completed an initial business combination by the Termination Date.
On June 28, 2024, the most recent practicable date prior to the date of the accompanying proxy statement, the redemption price per share was approximately $10.89, based on the aggregate amount on deposit in the Trust Account of approximately $25,186,284 as of June 28, 2024 (including interest not previously released to BHAC to pay its taxes), divided by the total number of then outstanding Public Stock. The redemption price per share in connection with the Extension Amendment Proposal will be calculated based on the aggregate amount on deposit in the Trust Account two business days prior to the Stockholder Meeting. The closing price of the Public Stock on the Nasdaq Stock Market LLC on June 28, 2024, was $10.70. If the closing price of the Public Stock was to remain the same until the date of the Stockholder Meeting, exercising redemption rights would result in a public stockholder receiving approximately $0.19 more per share than if the shares were sold in the open market (based on the current per share redemption price as of June 28, 2024). BHAC cannot assure stockholders that they will be able to sell their Public Stock in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares. BHAC believes that such redemption right enables its public stockholders to determine whether or not to sustain their investments for an additional period if BHAC does not complete the Business Combination on or before the Original Termination Date.
If the Extension Amendment Proposal is not approved and the Business Combination is not completed on or before the Original Termination Date, BHAC will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Stock, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to BHAC to pay its taxes, if any (less up to $100,000 of such interest to pay dissolution expenses), divided by the total number of the then-outstanding shares of Public Stock, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of BHAC’s remaining stockholders and the Board, in accordance with applicable law, liquidate and dissolve, subject in each case to BHAC’s obligations under the Delaware General Corporation Law (the “DGCL”) to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to BHAC’s warrants, which will expire worthless in the event of our winding up.
In the event of a liquidation, the Sponsor, Crixus BH3 Sponsor LLC and the officer and directors of BHAC (together, the “Sponsor Holders”) and certain anchor investors that hold certain shares of Class B Common Stock (the “Anchor Investors”) will not receive any monies held in the Trust Account as a result of their ownership of 3,000,000 shares of Class A Common Stock, 2,739,916 shares of Class B Common Stock and 6,400,000 Private Placement Warrants. As a consequence, a liquidating distribution will be made only with respect to the Public Stock.
If BHAC liquidates, the Sponsor has agreed to indemnify us to the extent any claims by a third party for services rendered or products sold to us, or any claims by a prospective target business with which we have discussed entering into an acquisition agreement, reduce the amount of funds in the Trust Account to below (i) $10.10 per share of Public Stock or (ii) such lesser amount per share of Public Stock held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to our Trust Account and except as to any claims under our indemnity of the underwriters of BHAC’s initial public offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. We cannot assure you, however, that the Sponsor would be able to satisfy those obligations. Based upon the current amount in the Trust Account, we anticipate that the per-share price at which shares of Public Stock will be redeemed from cash held in the Trust Account will be approximately $10.89. Nevertheless, BHAC cannot assure you that the per share distribution from the Trust Account, if BHAC liquidates, will not be less than $10.89, plus interest, due to unforeseen claims of creditors.
Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR SHARES OF CLASS A COMMON STOCK ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO BHAC’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE STOCKHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE

NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.
The approval of each of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal requires the affirmative vote of at least a majority of the issued and outstanding shares of Common Stock.
Approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present in person or represented by proxy and entitled to vote thereon at the Stockholder Meeting. The Adjournment Proposal will only be put forth for a vote if there are insufficient shares of Common Stock voted at the Stockholder Meeting to approve the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal at the Stockholder Meeting or where the Board has determined it is otherwise necessary.
Record holders of Common Stock at the close of business on June 20, 2024 (the “Record Date”) are entitled to vote or have their votes cast at the Stockholder Meeting. On the Record Date, there were 2,312,029 issued and outstanding shares of Class A Common Stock held by public stockholders, 3,000,000 issued and outstanding shares of Class A Common Stock held by the Sponsor Holders and 2,739,916 issued and outstanding shares of Class B Common Stock held by the Sponsor Holders and the Anchor Investors. BHAC’s warrants do not have voting rights.
The Sponsor, the Former Sponsor and BHAC’s officers and directors intend to vote all of their Common Stock in favor of the proposals being presented at the Stockholder Meeting and have, pursuant to a letter agreement, agreed to, among other things, waive their redemption rights with respect to any Common Stock held by them in connection with this Stockholder Meeting. Such shares will be excluded from the pro rata calculation used to determine the per-share redemption price. As of the date of the accompanying proxy statement, the Sponsor, the Former Sponsor and the officers and directors of BHAC hold an aggregate of approximately 63.4% of the issued and outstanding shares of Common Stock. As a result, approval of each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal will require the affirmative vote of no shares of Public Stock.
The accompanying proxy statement contains important information about the Stockholder Meeting, the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Stockholder Meeting, BHAC urges you to read this material carefully and vote your shares.
The accompanying proxy statement is dated July 1, 2024 and is first being mailed to stockholders on or about that date.
By Order of the Board of Directors of Focus Impact
BH3 Acquisition Company

/s/ Carl Stanton
Carl Stanton
Chief Executive Officer
July 1, 2024

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FOCUS IMPACT BH3 ACQUISITION COMPANY
PROXY STATEMENT
FOR
SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 23, 2024
This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors (the “Board”) for use at the special meeting of stockholders of Focus Impact BH3 Acquisition Company, a Delaware corporation ( “BHAC”, “we”, “us” or “our”), to be held at 9:00 a.m., Eastern Time, on July 23, 2024 (the “Stockholder Meeting”) as a virtual meeting, or at such other time and on such other date to which the meeting may be adjourned or postponed.
YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Stockholder Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.
ii

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect the current views of BHAC with respect to, among other things, BHAC’s capital resources and results of operations. Likewise, BHAC’s financial statements and all of BHAC’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.
The forward-looking statements contained in this proxy statement reflect BHAC’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. BHAC does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:
•	BHAC’s ability to complete the Business Combination (as defined below);
•	the anticipated benefits of the Business Combination;
•	the volatility of the market price and liquidity of the Public Stock (as defined below) and other securities of BHAC; and
•	the use of funds not held in the Trust Account (as described herein) or available to BHAC from interest income on the Trust Account balance.
While forward-looking statements reflect BHAC’s good faith beliefs, they are not guarantees of future performance. BHAC disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause BHAC’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in BHAC’s Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the Securities and Exchange Commission (the “SEC”) on April 23, 2024 and in other reports BHAC files with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to BHAC (or to third parties making the forward-looking statements).

RISK FACTORS
In addition to the below risk factor, you should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on April 23, 2024, any subsequent Quarterly Report on Form 10-Q filed with the SEC and in the other reports we file with the SEC before making a decision to invest in our securities. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.
The ability of our public stockholders to exercise redemption rights if the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal is approved with respect to a large number of our Public Stock may adversely affect the liquidity and trading of our securities and may impact our ability to complete the Business Combination.
Pursuant to our Certificate of Incorporation, a public stockholder may request that BHAC redeem all or a portion of such public stockholder’s Class A Common Stock (as defined below) issued as part of the units sold in BHAC’s initial public offering (the “Public Stock”) for cash if the Extension Amendment Proposal (as defined below) or the Redemption Limitation Amendment Proposal (as defined below) is approved and implemented. The ability of our public stockholders to exercise such redemption rights with respect to a large number of our Public Stock may adversely affect the liquidity of our shares of Public Stock. As a result, you may be unable to sell your Public Stock even if the per-share market price is higher than the per-share redemption price paid to public stockholders that elect to redeem their Public Stock if the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal is approved.
In addition, after the Stockholder Meeting, we may be required to demonstrate compliance with the Nasdaq Stock Market LLC’s (“Nasdaq”) continued listing requirements in order to maintain the listing of our securities on Nasdaq. Such continued listing requirements for our securities include, among other things, having at least 400 total stockholders, 1.1 million publicly held shares and a market value of publicly held shares of at least $15 million. We cannot assure you that any of our securities will be able to meet all of Nasdaq’s continued listing requirements following any redemptions in connection with the Stockholder Meeting. If our securities do not meet Nasdaq’s continued listing requirements, Nasdaq may delist our securities from trading on its exchange, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.
If we redeem our Public Stock in an amount in excess of the current Redemption Limitation (as defined below) and our securities do not meet Nasdaq’s continued listing requirements, Nasdaq may delist our securities from trading on its exchange. If Nasdaq delists any of our securities from trading on its exchange and we are not able to list such securities on another approved national securities exchange, we expect that such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including (i) a limited availability of market quotations for our securities, (ii) reduced liquidity for our securities, (iii) a determination that our Public Stock are “penny stocks” which will require brokers trading in our Public Stock to adhere to more stringent rules, including being subject to the depository requirements of Rule 419 of the Securities Act, and possibly result in a reduced level of trading activity in the secondary trading market for our securities, (iv) a decreased ability to issue additional securities or obtain additional financing in the future, and (v) a less attractive acquisition vehicle to a target business in connection with an initial business combination. The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our Public Stock and units qualify as covered securities under such statute. If we were no longer listed on Nasdaq, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.
Nasdaq may delist BHAC’s securities from its exchange which could limit investors’ ability to make transactions in its securities and subject BHAC to additional trading restrictions.
The Nasdaq Listing Rule 5101-2(b) requires that a special purpose acquisition company must complete one or more business combinations within three years of the effectiveness of its initial public offering registration statement. The extension that we are requesting at the Stockholder Meeting will extend our ability to complete a business combination until the 42-month anniversary of our Stockholder, which will take us beyond the permitted period for a business combination under the foregoing Nasdaq rule. Therefore, unless we complete a business combination by October 7, 2024, we may be subject to suspension and delisting from Nasdaq due to our non-compliance with that requirement.
We and the holders of our securities could be materially adversely impacted if our securities are delisted from Nasdaq due to non-compliance with the above rule. In particular:
•	the price of our securities will likely decrease as a result of the loss of market efficiencies associated with Nasdaq;
•	holders may be unable to sell or purchase our securities when they wish to do so;
•	we may become subject to stockholder litigation;
•	we may lose the interest of institutional investors in our securities;
•	we may lose media and analyst coverage; and
•	we would likely lose any active trading market for our securities, as our securities may then only be traded on one of the over-the-counter markets, if at all.
Under the Inflation Reduction Act of 2022, a 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of our shares.
On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other measures, a new U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations. The excise tax is imposed on the repurchasing corporation and the amount of the excise tax is generally 1% of the fair market value of the stock repurchased. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. The IR Act applies only to repurchases that occur after December 31, 2022.
The Treasury has been given authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of, the excise tax. On April 9, 2024, the Treasury issued proposed regulations applicable to the excise tax, including rules governing the computation and reporting of the excise tax. On June 28, 2024, the Treasury finalized certain of those regulations (those relating to procedures for reporting and paying the excise tax). The remaining regulations (largely relating to the computation of the excise tax) remain in proposed form; the Treasury intends to finalize these proposed regulations at a later date and, until such time, taxpayers may continue to rely on them.
As described under “Special Meeting of BHAC Stockholders — Redemption Rights” if the Termination Date (currently July 31, 2024) is extended, our public stockholders would have the right to require us to redeem their Public Stock. Any such redemption or other repurchase that occurs after December 31, 2022, in connection with a business combination or otherwise may be subject to the excise tax. In order to mitigate the current uncertainty surrounding the implementation of the IR Act, in the event that the Extension Amendment Proposal and/or the Redemption Limitation Amendment Proposal are approved and implemented as described in this proxy statement, funds in the Trust Account, including any interest earned thereon, will not be used to pay for any excise tax liabilities with respect to any redemptions of Public Stock by BHAC.
Whether and to what extent we would be subject to the excise tax in connection with a business combination or otherwise would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases, (ii) the structure of the business combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with the business combination (or otherwise issued not in connection with the business combination but issued within the same taxable year of the business combination), and (iv) the content of forthcoming final regulations and other guidance from the Treasury. The foregoing could cause a reduction in the cash available to complete a business combination and may adversely affect our ability to complete a business combination.
There are no assurances that the Charter Extension will enable us to complete a Business Combination.
Approving the Charter Extension involves a number of risks. Even if the Charter Extension is approved and implemented, we can provide no assurances that any transaction qualifying as a Business Combination will be consummated prior to the Charter Extension Date. Our ability to consummate a Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Charter Extension is approved, we expect to seek stockholder approval of the Business Combination prior to the Charter Extension Date. We are required to offer stockholders the opportunity to redeem their Public Stock in connection with the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal. Even if the Charter Extension is approved by our stockholders, it is possible that Redemptions will leave us with insufficient cash to consummate the Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Charter Extension and the Redemption Limitation Amendment and the Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.
Changes to laws or regulations or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect our business, including our ability to negotiate and complete our initial business combination.
We are subject to the laws and regulations, and interpretations and applications of such laws and regulations, of national, regional, state and local governments. In particular, we are required to comply with certain SEC and other legal and regulatory requirements, and our consummation of an initial business combination may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications and any post-business combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our business, including our ability to negotiate and complete an initial business combination. A failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete an initial business combination.
On January 24, 2024, the SEC adopted the previously proposed rules (the “SPAC Rules”), relating to, among other things, circumstances in which special purpose acquisition corporations (“SPACs”) could potentially be subject to the Investment Company Act of 1940, as amended (the “Investment Company Act”) and the regulations thereunder. Specifically, the SPAC Rules mandate additional disclosure in business combinations involving SPACs and private operating companies; condensed financial statement requirements applicable to transactions involving shell companies, the use of projections by SPACs in SEC filing in connection with proposed business combination transactions, the potential liability of certain participants in proposed business combination transactions. Compliance with the SPAC Rules may materially adversely affect our ability to negotiate and complete our initial business combination and may increase the costs and time related thereto.
If we are deemed to be an investment company under the Investment Company Act, we may be required to institute burdensome compliance requirements and our activities may be restricted, which may make it difficult for us to complete our business combination.
If we are deemed to be an investment company under the Investment Company Act, our activities may be restricted, including:
•	restrictions on the nature of our investments; and
•	restrictions on the issuance of securities, each of which may make it difficult for us to complete our business combination.
•	In addition, we may have imposed upon us burdensome requirements, including:
•	registration as an investment company;
•	adoption of a specific form of corporate structure; and
•	reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations.
In order not to be regulated as an investment company under the Investment Company Act, unless we can qualify for an exclusion, we must ensure that we are engaged primarily in a business other than investing, reinvesting or trading in securities and that our activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our total assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. Our business is to identify and complete a business combination and thereafter to operate the post-transaction business or assets for the long term. We do not plan to buy businesses or assets with a view to resale or profit from their resale. We do not plan to buy unrelated businesses or assets or to be a passive investor.
We do not believe that our anticipated principal activities will subject us to the Investment Company Act. To this end, the proceeds held in the trust account may only be invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. Pursuant to the trust agreement, the trustee is not permitted to invest in other securities or assets. By restricting the investment of the proceeds to these instruments, and by having a business plan targeted at acquiring and growing businesses for the long term (rather than on buying and selling businesses in the manner of a merchant bank or private equity fund), we intend to avoid being deemed an “investment company” within the meaning of the Investment Company Act. The trust account is intended as a holding place for funds pending the earliest to occur of: (i) our completion of an initial business combination, and then only in connection with those shares of our Class A Common Stock that such stockholder properly elected to redeem, (ii) the redemption of any Public Stock properly tendered in connection with a stockholder vote to amend our amended and restated certificate of incorporation, as amended (the “Certificate of Incorporation”) (A) to modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or to redeem 100% of our Public Stock if we do not complete an initial business combination on or before the new termination date or (B) with respect to any other provisions relating to the rights of our Class A Common Stock, and (iii) the redemption of our Public Stock if we have not completed an initial business combination on or before the new termination date, subject to applicable law. If we do not invest the proceeds as discussed above, we may be deemed to be subject to the Investment Company Act.
In the adopting release for the SPAC Rules, the SEC provided guidance that a SPAC’s potential status as an “investment company” depends on a variety of factors, such as a SPAC’s duration, asset composition, business purpose and activities and “is a question of facts and circumstances” requiring individualized analysis. If we were deemed to be subject to the Investment Company Act, compliance with these additional regulatory burdens would require additional expenses for which we have not allotted funds and may hinder our ability to complete a business combination. Additionally, if we were deemed to be an investment company, and we are unable to modify our activities so that we would not be deemed an investment company, we would either register as an investment company or abandon our efforts to complete an initial business combination and instead liquidate the Trust Account. As a result, our public stockholders may only receive their pro rata portion of the funds in the Trust Account that are available for distribution to public stockholders, would be unable to realize the potential benefits of an initial business combination, including the possible appreciation of the combined company’s securities and our warrants may expire worthless.

QUESTIONS AND ANSWERS ABOUT THE STOCKHOLDER MEETING
The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Stockholder Meeting and the proposals to be presented at the Stockholder Meeting. The following questions and answers do not include all the information that is important to BHAC stockholders. Stockholders are urged to read carefully this entire proxy statement, including the other documents referred to herein, to fully understand the proposals to be presented at the Stockholder Meeting and the voting procedures for the Stockholder Meeting, which will be held on July 23, 2024, at 9:00 a.m., Eastern Time. The Stockholder Meeting will be held as a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. You can participate in the meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/focusimpactbh3/2024.
Q:	Why am I receiving this proxy statement?
A:
BHAC is a blank check company incorporated as a Delaware corporation and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

Following the closing of BHAC’s initial public offering on October 7, 2021 (the “Initial Public Offering”) and the full exercise of the underwriters’ over-allotment, $232,300,000 ($10.10 per unit offered in the Initial Public Offering (the “Units”)) from the net proceeds of the sale of the Units in the Initial Public Offering and the sale of private placement warrants (the “Private Placement Warrants”) to Crixus BH3 Sponsor LLC, a Delaware limited liability company (the “Former Sponsor”) was placed in a trust account established at the consummation of the Initial Public Offering that holds the proceeds of the Initial Public Offering (the “Trust Account”).
Like most blank check companies, the Certificate of Incorporation provides for the return of the Initial Public Offering proceeds held in trust to the holders of shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), issued as part of the Units (the “Public Stock”) if there is no qualifying business combination(s) consummated on or before July 31, 2024 (the “Original Termination Date”).
As previously disclosed in the Current Report on Form 8-K filed with the SEC on March 12, 2024 (the “Form 8-K”), BHAC, Focus Impact BH3 Newco, Inc., a Delaware corporation and wholly owned subsidiary of BHAC (“NewCo”), Focus Impact BH3 Merger Sub I, LLC, a Delaware limited liability company and wholly owned subsidiary of NewCo (“Merger Sub 1”), Focus Impact BH3 Merger Sub II, Inc., a Delaware corporation and wholly owned subsidiary of NewCo (“Merger Sub 2”) and XCF Global Capital, Inc., a Nevada corporation (“XCF”), entered into a Business Combination Agreement (as it may be further amended or supplemented from time to time) (the “Business Combination Agreement”). Pursuant to the Business Combination Agreement (a) BHAC will merge with and into Merger Sub 1 (the “NewCo Merger”), with Merger Sub 1 being the surviving entity of the NewCo Merger as a wholly owned subsidiary of NewCo; and (b) immediately following the NewCo Merger, Merger Sub 2 will merge with and into XCF (the “Company Merger” and, together with the NewCo Merger and all other transactions contemplated by the Business Combination Agreement, the “Business Combination”), with XCF being the surviving corporation of the Company Merger as a wholly owned subsidiary of NewCo. As a result of the Business Combination, NewCo will become a new publicly-traded company. For more information about the Business Combination, refer to the Form 8-K.
Without the Charter Extension, BHAC believes that BHAC might not, despite its best efforts, be able to complete the Business Combination on or before July 31, 2024. BHAC believes that it is in the best interests of BHAC’s stockholders to continue BHAC’s existence until February 7, 2025 (or up to April 7, 2025, if requested by Focus Impact BHAC Sponsor, LLC (the “Sponsor”)) in order to allow BHAC additional time to complete the Business Combination and is therefore holding this Stockholder Meeting.
Q:	When and where will the Stockholder Meeting be held?
A:
The Stockholder Meeting will be held on July 23, 2024, at 9:00 a.m., Eastern Time, as a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

We are planning for the Stockholder Meeting to be held virtually over the internet. We encourage you to attend the Stockholder Meeting virtually. You can participate in the meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/focusimpactbh3/2024. Please see “Questions and Answers about the Stockholder Meeting — How do I attend the virtual Stockholder Meeting?” for more information.
Q:	How do I vote?
A:
If you were a holder of record of shares of Public Stock at the close of business on June 20, 2024 (the “Record Date”), you may vote with respect to the proposals electronically, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Stockholder Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Stockholder Meeting so that your shares will be voted if you are unable to attend the Stockholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m., Eastern Time, on July 22, 2024.
Voting Electronically. You may attend, vote and examine the list of stockholders entitled to vote at the Stockholder Meeting by visiting https://www.cstproxy.com/focusimpactbh3/2024 and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.
Q:	How do I attend the virtual Stockholder Meeting?
A:
If you are a registered stockholder, you will receive a proxy card from Continental Stock Transfer &Trust Company (“Continental,” or the “Transfer Agent”). The form contains instructions on how to attend the virtual Stockholder Meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact the Transfer Agent at 917-262-2373, or email proxy@continentalstock.com.

You can pre-register to attend the virtual Stockholder Meeting starting July 19, 2024, at 9:00 a.m., Eastern Time (two business days prior to the meeting date). Enter the URL address into your browser https://www.cstproxy.com/focusimpactbh3/2024, enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the Stockholder Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Stockholder Meeting.
Stockholders who hold their investments through a bank or broker, will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Stockholder Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. In either case you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at the number or email address above. Please allow up to 72 hours prior to the meeting for processing your control number.
If you do not have access to Internet, you can listen only to the meeting by dialing 1 800-450-7155 (toll-free) (or +1 857-999-9155 if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number 6106593#. Please note that you will not be able to vote or ask questions at the Stockholder Meeting if you choose to participate telephonically.
Q:	What are the specific proposals on which I am being asked to vote at the Stockholder Meeting?
A:	BHAC stockholders are being asked to consider and vote on the following proposals:
1.
Proposal No. 1 — Extension Amendment Proposal — To amend the Certificate of Incorporation to extend the date (the “Termination Date”) by which BHAC has to consummate a business combination (the “Charter Extension”) from July 31, 2024 to February 7, 2025 (the “Charter Extension Date”) and to allow BHAC, without another stockholder vote, to elect to extend the Termination Date to consummate a business combination on a monthly basis for up to two times by an additional one month each time after the Charter Extension Date, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, until April 7, 2025, unless the closing of a business combination shall have occurred prior thereto (the “Extension Amendment Proposal”). A copy of the proposed amendment is set forth in Annex A to this proxy statement; and

2.
Proposal No. 2 — Redemption Limitation Amendment Proposal — To amend the Certificate of Incorporation to eliminate from the Certificate of Incorporation the limitation that BHAC may not redeem Public Stock (as defined below) to the extent that such redemption would result in BHAC having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), of less than $5,000,001 (the “Redemption Limitation”) in order to allow BHAC to redeem Public Stock irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Amendment,” and such proposal the “Redemption Limitation Amendment Proposal”). A copy of the proposed amendment is set forth in Annex B to this proxy statement; and

3.
Proposal No. 3 — Adjournment Proposal — To adjourn the Stockholder Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of Class A Common Stock and shares of Class B common stock, par value $0.0001 per share of BHAC (the “Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”) in the capital of BHAC represented (either in person or by proxy) at the time of the Stockholder Meeting to approve the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal or (ii) where the Board has determined it is otherwise necessary (the “Adjournment Proposal”).

Approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension. In addition, BHAC will not proceed with the Charter Extension unless (i) the Redemption Limitation Amendment Proposal is approved or (ii) if BHAC will have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account any redemptions of Public Stock by public stockholders in exchange for their pro rata portion of the funds held in the Trust Account in connection with the Charter Extension (the “Redemptions”). BHAC cannot predict the amount that will remain in the Trust Account following the Redemptions if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be significantly less than the approximately $25,186,284 that was in the Trust Account as of June 28, 2024 (including interest not previously released to BHAC to pay its taxes).
For more information, please see “Proposal No. 1 — The Extension Amendment Proposal,” “Proposal No. 2 — The Redemption Limitation Amendment Proposal” and “Proposal No. 3 — The Adjournment Proposal.”
After careful consideration, the Board has unanimously determined that the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal are in the best interests of BHAC and its stockholders and unanimously recommends that you vote “FOR” or give instruction to vote “FOR” each of these proposals.
The existence of financial and personal interests of our directors and officers may result in conflicts of interest, including a conflict between what may be in the best interests of BHAC and its stockholders and what may be best for a director’s personal interests when determining to recommend that stockholders vote for the proposals. See the sections titled “Proposal No. 1 — The Extension Amendment Proposal — Interests of the Sponsor, the Former Sponsor and BHAC’s Directors and Officers,” “Proposal No. 2 — The Redemption Limitation Amendment Proposal — Interests of the Sponsor, the Former Sponsor and BHAC’s Directors and Officers” and “Beneficial Ownership of Securities” for a further discussion of these considerations.
THE VOTE OF STOCKHOLDERS IS IMPORTANT. STOCKHOLDERS ARE URGED TO SUBMIT THEIR PROXIES AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT.
Q:	Am I being asked to vote on a proposal to elect directors?
A:	No. Holders of Public Stock are not being asked to vote on the election of directors at this time.
Q:	Are the proposals conditioned on one another?
A:
Approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension. In addition, BHAC will not proceed with the Charter Extension unless (i) the Redemption Limitation Amendment Proposal is approved or (ii) if BHAC will have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemptions.

If the Charter Extension is implemented and one or more BHAC stockholders elect to redeem their Public Stock pursuant to the redemption right, BHAC will remove from the Trust Account and deliver to the holders of such redeemed Public Stock an amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Stock, including interest earned on the funds held in the Trust Account and not previously released to BHAC to pay its taxes, if any, and retain the remainder of the funds in the Trust Account for BHAC’s use in connection with consummating the Business Combination, subject to the redemption rights of holders of Public Stock in connection with the Business Combination.
The Adjournment Proposal is conditional on BHAC not obtaining the necessary votes for approving the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal prior to the Stockholder Meeting in order to seek additional time to obtain sufficient votes in support of the Charter Extension or the Redemption Limitation Amendment or where the Board has determined it is otherwise necessary. If both the Extension Amendment Proposal and the Redemption Limitation Amendment Proposals are approved at the Stockholder Meeting, and the Board has not determined that the Charter Extension and the Redemption Limitation Amendment is not otherwise required, then the Adjournment Proposal will not be presented.
Q:	Why is BHAC proposing the Extension Amendment Proposal?
A:
BHAC’s Certificate of Incorporation provides for the return of the Initial Public Offering proceeds held in trust to the holders of Public Stock sold in the Initial Public Offering if there is no qualifying business combination consummated on or before the Original Termination Date. The purpose of the Extension Amendment Proposal is to allow BHAC additional time to complete the Business Combination.

As previously disclosed in the Form 8-K filed with the SEC on March 12, 2024, BHAC, NewCo, Merger Sub 1, Merger Sub 2 and XCF, entered into the Business Combination Agreement. Pursuant to the Business Combination Agreement (a) BHAC will merge with and into Merger Sub 1, with Merger Sub 1 being the surviving entity of the NewCo Merger as a wholly owned subsidiary of NewCo; and (b) immediately following the NewCo Merger, Merger Sub 2 will merge with and into XCF, with XCF being the surviving corporation of the Company Merger as a wholly owned subsidiary of NewCo. As a result of the Business Combination, NewCo will become a new publicly-traded company. For more information about the Business Combination, refer to the Form 8-K.
Without the Charter Extension, BHAC believes that it may not be able to complete the Business Combination on or before the Original Termination Date. If that were to occur, BHAC would be forced to liquidate.
Q:	Why is BHAC proposing the Redemption Limitation Amendment Proposal?
A:
The Certificate of Incorporation provides that that BHAC may not redeem Public Stock to the extent that such redemption would result in BHAC having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act)) of less than $5,000,001. Without the Redemption Limitation Amendment, BHAC may not be able to implement the Charter Extension or complete a Business Combination if following redemptions in connection with the Charter Extension or upon the consummation of the Business Combination BHAC has net tangible assets of less than $5,000,001 even if stockholders approve the Charter Extension or if all contractual conditions to closing the Business Combination are met.

Q:	Why is BHAC proposing the Adjournment Proposal?
A:
If either the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal is not approved by BHAC’s stockholders or if the Board has determined that it is otherwise necessary, BHAC may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Extension and the Redemption Limitation Amendment. If the Adjournment Proposal is not approved by BHAC’s stockholders, the Board may not be able to adjourn the Stockholder Meeting to a later date or dates in the event that there are insufficient votes at the time of the Stockholder Meeting to approve the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal.

BHAC reserves the right at any time to cancel the Stockholder Meeting and not to submit to its stockholders the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal and implement the Charter Extension and the Redemption Limitation Amendment. In the event the Stockholder Meeting is cancelled, and the Business Combination is not consummated prior to the Original Termination Date, BHAC will dissolve and liquidate in accordance with the Certificate of Incorporation.

Q:	What constitutes a quorum?
A:
A quorum of our stockholders is necessary to hold a valid meeting. The presence, in person or by proxy, of stockholders holding a majority of the Common Stock entitled to vote at the Stockholder Meeting constitutes a quorum at the Stockholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum. The Sponsor, the Former Sponsor and the officers and directors of BHAC (together the “Sponsor Holders”) who together beneficially own approximately 63.4% of the issued and outstanding shares of Common Stock as of the Record Date, will count towards this quorum. As a result, as of the Record Date, in addition to the shares of the Sponsor Holders, no additional shares of Common Stock held by public stockholders would be required to be present at the Stockholder Meeting to achieve a quorum. Because the Extension Amendment Proposal and the Adjournment Proposal are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so BHAC does not expect there to be any broker non-votes at the Stockholder Meeting.

Q:	What vote is required to approve the proposals presented at the Stockholder Meeting?
A:
The approval of each of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal requires the affirmative vote of at least a majority of the issued and outstanding shares of Common Stock.

Approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present in person or represented by proxy and entitled to vote thereon at the Stockholder Meeting.
Q:	How will the Sponsor Holders vote?
A:
The Sponsor Holders intend to vote any Common Stock over which they have voting control in favor of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal.

The Sponsor Holders are not entitled to redeem any Common Stock held by them in connection with the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal. On the Record Date, the Sponsor Holders beneficially owned and were entitled to vote an aggregate of 5,106,414 shares of Common Stock, representing 63.4% of BHAC’s issued and outstanding shares of Common Stock.
Q:	Who is BHAC’s Sponsor?
A:
BHAC’s sponsor is Focus Impact BHAC Sponsor, LLC, a Delaware limited liability company. The Sponsor currently owns 2,200,940 shares of Class A Common Stock and 1,495,363 shares of Class B Common Stock and 4,160,000 Private Placement Warrants of BHAC. The Sponsor is governed by a three-member board of managers composed of Carl Stanton, Ernest Lyles and Wray Thorn. Each manager has one vote, and the approval of a majority of the managers is required to approve an action of the Sponsor. The Sponsor is not “controlled” (as defined in 31 CFR 800.208) by a foreign person, such that the Sponsor’s involvement in the Business Combination would result in a “covered transaction” (as defined in 31 CFR 800.213); any non-U.S. investors in the Sponsor are strictly passive with no “control” or “covered investment” rights (as defined in 31 CFR §§ 800.208, 211). However, it is possible that non-U.S. persons could be involved in our Business Combination, which may increase the risk that our Business Combination becomes subject to regulatory review, including review by the Committee on Foreign Investment in the United States (“CFIUS”), and that restrictions, limitations or conditions will be imposed by CFIUS. If our Business Combination with a U.S. business is subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If our potential Business Combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with a business combination without notifying CFIUS and risk CFIUS intervention, before or after closing a business combination. CFIUS may decide to block or delay our Business Combination, impose conditions to mitigate national security concerns with respect to such Business Combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our stockholders. As a result, the pool of potential targets with which we could complete a business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues. A failure to notify CFIUS of a transaction where such notification was required or otherwise warranted based on the national security considerations presented by an investment target may expose the Sponsor and/or the combined company to legal penalties, costs, and/or other adverse reputational and financial effects, thus potentially diminishing the value of the combined company. In addition, CFIUS is actively pursuing transactions that were not notified to it and may ask questions regarding, or impose restrictions or mitigation on, a business combination post-closing.
Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our Business Combination. If we cannot complete a Business Combination by July 31, 2024 (or up to April 7, 2025 if extended) because the transaction is still under review or because our Business Combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, our public stockholders may only receive $10.89 per share of Public Stock, and our warrants will expire worthless. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.
Q:	Why should I vote “FOR” the Extension Amendment Proposal?
A:
BHAC believes stockholders will benefit from BHAC consummating the Business Combination and is proposing the Extension Amendment Proposal to extend the date by which BHAC has to complete the Business Combination until the Charter Extension Date. Without the Charter Extension, BHAC believes that BHAC may not be able to complete the Business Combination on or before the Original Termination Date. If that were to occur, BHAC would be forced to liquidate.

Q	Why should I vote “FOR” the Redemption Limitation Amendment Proposal?
A:
BHAC believes stockholders will benefit from BHAC implementing the Charter Extension and is proposing the Redemption Limitation Amendment Proposal to delete the Redemption Limitation. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption (including as a result of the Redemption Limitation Amendment Proposal) such that BHAC’s net tangible assets would be less than $5,000,001 following the redemptions, we would be unable to implement the Charter Extension.

Q:	What if I do not want to vote “FOR” the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Adjournment Proposal?
A:
If you do not want the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN”, not vote, or vote “AGAINST” such proposal.

If you attend the Stockholder Meeting in person or by proxy, you may vote “AGAINST” the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Adjournment Proposal, and your Common Stock will be counted for the purposes of determining whether the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Adjournment Proposal (as the case may be) are approved.
However, if you fail to attend the Stockholder Meeting in person or by proxy, or if you do attend the Stockholder Meeting in person or by proxy but you “ABSTAIN” or otherwise fail to vote at the Stockholder Meeting, your Common Stock will not be counted for the purposes of determining whether the Adjournment Proposal is approved, and your Common Stock which are not voted at the Stockholder Meeting will have no effect on the outcome of such vote. If you “ABSTAIN” or otherwise fail to vote at the Stockholder Meeting, this will have the same effect as a vote “AGAINST” the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal.
If the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal is approved, and the Board does not otherwise believe that an adjournment is required, the Adjournment Proposal will not be presented for a vote.

Q:	Will you seek any further extensions to liquidate the Trust Account?
A:	Other than as described in this proxy statement, BHAC does not currently anticipate seeking any further extension to consummate a business combination, but may do so in the future.
Q:	What happens if the Extension Amendment Proposal is not approved?
A:
If there are insufficient votes to approve the Extension Amendment Proposal, BHAC may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Extension.

If the Extension Amendment Proposal is not approved at the Stockholder Meeting or at any adjournment thereof and a Business Combination is not completed on or before the Original Termination Date, then as contemplated by and in accordance with the Certificate of Incorporation, BHAC will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Stock, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to BHAC to pay its taxes, if any (less up to $100,000 of such interest to pay dissolution expenses), divided by the total number of the then-outstanding shares of Public Stock, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of BHAC’s remaining stockholders and the Board, in accordance with applicable law, liquidate and dissolve, subject in each case to BHAC’s obligations under the Delaware General Corporation Law (the “DGCL”) to provide for claims of creditors and the requirements of other applicable law.
The Sponsor Holders have waived their rights to participate in any liquidation distribution with respect to the 3,000,000 shares of Class A Common Stock held by them and the Sponsor Holders and certain anchor investors that hold certain shares of Class B Common Stock (the ‘‘Anchor Investors”) have waived their rights to participate in any liquidation distribution with respect to the 2,739,916 shares of Class B Common Stock held by them. There will be no distribution from the Trust Account with respect to BHAC’s warrants, which will expire worthless in the event BHAC dissolves and liquidates the Trust Account.
Q:	If the Extension Amendment Proposal is approved, what happens next?
A:
If the Extension Amendment Proposal is approved, BHAC will file the Charter Extension with the Delaware Secretary of State and will continue to attempt to consummate the Business Combination until the applicable Termination Date.

If the Extension Amendment Proposal is approved and the Charter Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Stock will reduce the amount remaining in the Trust Account and increase the percentage interest of BHAC held by the Sponsor Holders. In addition, BHAC will not proceed with the Charter Extension unless (i) the Redemption Limitation Amendment Proposal is approved or (ii) if BHAC will have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemptions.
Q:	If I vote for or against the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal, do I need to request that my shares be redeemed?
A:
Yes. Whether you vote “for” or “against” the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal, or do not vote at all, you will need to submit a redemption request for your shares if you choose to redeem.

Q:	What happens if the Redemption Limitation Amendment Proposal is not approved?
A:
If there are insufficient votes to approve the Redemption Limitation Amendment Proposal, BHAC may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Redemption Limitation Amendment.

If the Redemption Limitation Amendment Proposal is not approved at the Stockholder Meeting or at any adjournment thereof and following Redemptions in connection with the Charter Extension BHAC doesn’t meet the Redemption Limitation, then the Charter Extension will not be implemented and if the Business Combination is not completed on or before the Termination Date, then as contemplated by and in accordance with the Certificate of Incorporation, BHAC will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Stock, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to BHAC to pay its taxes, if any (less up to $100,000 of such interest to pay dissolution expenses), divided by the total number of the then-outstanding shares of Public Stock, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of BHAC’s remaining stockholders and the Board, in accordance with applicable law, liquidate and dissolve, subject in each case to BHAC’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to BHAC’s warrants, which will expire worthless in the event BHAC dissolves and liquidates the Trust Account.
Additionally, in the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of Public Stock approaching or in excess of the Redemption Limitation, we and/or the Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities and (b) entering into non-redemption agreements with certain of our significant stockholders.
If the Redemption Limitation Amendment Proposal is not approved and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Charter Extension and we will not redeem any Public Stock. In such case, Public Stock which a public stockholder elects to redeem but which are not redeemed shall be returned to such public stockholder or such public stockholder’s account and such public stockholder will retain the right to have their Public Stock redeemed for cash if BHAC has not completed an initial business combination by the Termination Date.
The Sponsor Holders have waived their rights to participate in any liquidation distribution with respect to the 3,000,000 shares of Class A Common Stock held by them and the Sponsor Holders and the Anchor Investors have waived their rights to participate in any liquidation distribution with respect to the 2,739,916 shares of Class B Common Stock held by them.
Q:	Am I being asked to vote on the Business Combination at this Stockholder Meeting?
A:
No. You are not being asked to vote on the Business Combination at this time. If the Charter Extension is implemented and you do not elect to redeem your shares of Public Stock, provided that you are a stockholder on the record date for the stockholder meeting to consider the Business Combination, you will be entitled to vote on the Business Combination when it is submitted to stockholders and will retain the right to redeem your shares of Public Stock for cash in connection with the Business Combination or liquidation.

Q:	Will how I vote affect my ability to exercise redemption rights?
A:
No. You may exercise your redemption rights whether or not you are a holder of Public Stock on the Record Date (so long as you are a holder at the time of exercise), or whether you are a holder and vote your Public Stock on the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal (for or against) or any other proposal described in this proxy statement. As a result, the Charter Extension can be approved by stockholders who will redeem their Public Stock and no longer remain stockholders, leaving stockholders who choose not to redeem their Public Stock holding shares in a company with a potentially less liquid trading market, fewer stockholders, potentially less cash and the potential inability to meet the listing standards of Nasdaq.

Q:	May I change my vote after I have mailed my signed proxy card?
A:
Yes. Stockholders may send a later-dated, signed proxy card to Focus Impact BH3 Acquisition Company, at 1345 Avenue of the Americas, 33rd Floor, New York, NY 10105, so that it is received by BHAC prior to the vote at the Stockholder Meeting (which is scheduled to take place on July 23, 2024) or attend the virtual Stockholder Meeting and vote electronically. Stockholders also may revoke their proxy by sending a notice of revocation to BHAC’s Chief Executive Officer, which must be received by BHAC’s Chief Executive Officer prior to the vote at the Stockholder Meeting. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Q:	How are votes counted?
A:
Votes will be counted by the inspector of election appointed for the Stockholder Meeting, who will separately count “FOR” and “AGAINST” votes and abstentions. The approval of each of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal requires the affirmative vote of at least a majority of the issued and outstanding shares of Common Stock. Approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present in person or represented virtually or by proxy and entitled to vote thereon at the Stockholder Meeting.

Stockholders who attend the Stockholder Meeting, either in person or by proxy, will be counted (and the number of Common Stock held by such stockholders will be counted) for the purposes of determining whether a quorum is present at the Stockholder Meeting. The presence, in person or by proxy, of stockholders holding a majority of the Common Stock entitled to vote at the Stockholder Meeting constitutes a quorum at the Stockholder Meeting.
With respect to the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, abstentions will have the same effect as a vote “AGAINST” the proposal. As this proposal is not a “routine” matter, brokers will not be permitted to exercise discretionary voting on this proposal.
With respect to the Adjournment Proposal, abstentions will have no effect on the approval of the proposal. As this proposal is not a “routine” matter, brokers will not be permitted to exercise discretionary voting on this proposal.
Q:	If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?
A:
If your shares are held in “street name” in a stock brokerage account or by a broker, bank or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, bank or other nominee. Please note that you may not vote shares held in “street name” by returning a proxy card directly to BHAC or by voting online at the Stockholder Meeting unless you provide a “legal proxy,” which you must obtain from your broker, bank or other nominee.

Under the applicable rules, brokers who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not permitted to exercise their voting discretion with respect to the approval of matters that are determined to be “non-routine” without specific instructions from the beneficial owner. The Extension Amendment Proposal, Redemption Limitation Amendment Proposal and Adjournment Proposal are “non-routine” matters and therefore, brokers are not permitted to exercise their voting discretion with respect to these proposals.
If you are a BHAC stockholder holding your shares in “street name” and you do not instruct your broker, bank or other nominee on how to vote your shares, your broker, bank or other nominee will not vote your shares on the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Adjournment Proposal. Accordingly, your bank, broker, or other nominee can vote your shares on the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Adjournment Proposal at the Stockholder Meeting only if you provide instructions on how to vote. You should instruct your broker to vote your shares as soon as possible in accordance with directions you provide.

Q:	Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal?
A:
Yes. After careful consideration of the terms and conditions of each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal, the Board has determined that each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal is in the best interests of BHAC and its stockholders. The Board unanimously recommends that BHAC’s stockholders vote “FOR” each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal.

Q:	What interests do BHAC’s directors and officers have in the approval of the Extension Amendment Proposal?
A:
BHAC’s directors and officers have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Common Stock and Private Placement Warrants. See the section entitled “Proposal No. 1 — The Extension Amendment Proposal — Interests of the Sponsor, the Former Sponsor and BHAC’s Directors and Officers” in this proxy statement.

Q:	What interests do BHAC’s directors and officers have in the approval of the Redemption Limitation Amendment Proposal?
A:
BHAC’s directors and officers have interests in the Redemption Limitation Amendment Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Common Stock and Private Placement Warrants. See the section entitled “Proposal No 2 — The Redemption Limitation Amendment Proposal — Interests of the Sponsor, the Former Sponsor and BHAC’s Directors and Officers” in this proxy statement.

Q:	Do I have appraisal rights if I object to the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal?
A:
No. There are no appraisal rights available to BHAC’s stockholders in connection with the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal. However, you may elect to have your shares redeemed in connection with the adoption of the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal as described under “How do I exercise my redemption rights” below.

Q:	If I am a Public Warrant (defined below) holder, can I exercise redemption rights with respect to my Public Warrants?
A:
No. The holders of public warrants issued in connection with the Initial Public Offering (with a whole warrant representing the right to acquire one share of Class A Common Stock at an exercise price of $11.50 per share) (the “Public Warrants”) have no redemption rights with respect to such Public Warrants.

Q:	What do I need to do now?
A:
You are urged to read carefully and consider the information contained in this proxy statement and to consider how the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:	How do I exercise my redemption rights?
A:	If you are a holder of Public Stock and wish to exercise your right to redeem your Public Stock, you must:
I.
(a) hold Public Stock or (b) hold Public Stock through Units and elect to separate your Units into the underlying Public Stock and Public Warrants prior to exercising your redemption rights with respect to the Public Stock;

II.
prior to 5:00 p.m., Eastern Time, on July 19, 2024 (two business days prior to the initially scheduled date of the Stockholder Meeting) (the “Redemption Deadline”) (a) submit a written request to the Transfer Agent that BHAC redeem all or a portion of your Public Stock for cash and (b) identify yourself as the beneficial holder of the Public Stock and provide your legal name, phone number and address; and

III.	deliver your Public Stock to the Transfer Agent, physically or electronically through the Depository Trust Company (“DTC”).
The address of the Transfer Agent is listed under the question “Who can help answer my questions?” below.
Holders of Units must elect to separate the underlying Public Stock and Public Warrants prior to exercising redemption rights with respect to the Public Stock. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Public Stock and Public Warrants, or if a holder holds Units registered in its own name, the holder must contact the Transfer Agent directly and instruct it to do so.
In connection with the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Extension or the Redemption Limitation Amendment, any holder of Public Stock will be entitled to request that their Public Stock be redeemed for a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the Stockholder Meeting, including interest earned on the funds held in the Trust Account and not previously released to BHAC to pay its taxes, divided by the number of then-outstanding shares of Public Stock. As of June 28, 2024, the most recent practicable date prior to the date of this proxy statement, this would have amounted to approximately $10.89 per share of Public Stock.
However, the proceeds deposited in the Trust Account could become subject to the claims of our creditors, if any, which could have priority over the claims of our public stockholders. Therefore, the per share distribution from the Trust Account in such a situation may be less than originally anticipated due to such claims. We anticipate that the funds to be distributed to public stockholders electing to redeem their Public Stock will be distributed promptly after the Stockholder Meeting.
Any request for Redemption, once made by a holder of Public Stock, may be withdrawn at any time until the Redemption Deadline, and thereafter, with the approval of the Board. If you deliver your shares for Redemption to the Transfer Agent and later decide prior to the Redemption Deadline not to elect Redemption, you may request that BHAC instruct the Transfer Agent to return the shares (physically or electronically). You may make such request by contacting the Transfer Agent at the phone number or address listed at the end of this section. We will be required to honor such request only if made prior to the deadline for exercising redemption requests.
No request for Redemption will be honored unless the holder’s shares have been delivered (either physically or electronically) to the Transfer Agent by 5:00 p.m., Eastern Time, on July 19, 2024 (two business days prior to the initially scheduled date of the Stockholder Meeting).
If a holder of Public Stock properly makes a request for Redemption and the Public Stock is delivered as described above, then, BHAC will redeem Public Stock for a pro rata portion of funds deposited in the Trust Account, calculated as of two business days prior to the Stockholder Meeting. If you are a holder of Public Stock and you exercise your redemption rights, it will not result in the loss of any Public Warrants that you may hold.
If the Stockholder Meeting is abandoned for any reason, then holders of Public Stock shall not have the right to redeem their Public Stock at this time.
Q:	What are the U.S. federal income tax consequences of exercising my redemption rights?
A:
The U.S. federal income tax consequences of exercising your redemption rights will depend on your particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances. For additional discussion of certain material U.S. federal income tax considerations with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Considerations for Stockholders Exercising Redemption Rights.”

Q:	What should I do if I receive more than one set of voting materials for the Stockholder Meeting?
A:
You may receive more than one set of voting materials for the Stockholder Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:	Who will solicit and pay the cost of soliciting proxies for the Stockholder Meeting?
A:
BHAC will pay the cost of soliciting proxies for the Stockholder Meeting. BHAC has engaged Morrow Sodali LLC (“Morrow Sodali”) to assist in the solicitation of proxies for the Stockholder Meeting. BHAC will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Public Stock for their expenses in forwarding soliciting materials to beneficial owners of Public Stock and in obtaining voting instructions from those owners. The directors, officers and employees of BHAC may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q:	Who can help answer my questions?
A:	If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:
Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
Email: BHAC.info@investor.morrowsodali.com
You also may obtain additional information about BHAC from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.” If you are a holder of Public Stock and you intend to seek Redemption of your shares, you will need to deliver your Public Stock (either physically or electronically) to the Transfer Agent at the address below prior to 5:00 p.m., Eastern Time, on July 19, 2024 (two business days prior to the initially scheduled date of the Stockholder Meeting). If you have questions regarding the certification of your position or delivery of your shares, please contact:
Continental Stock Transfer & Trust Company
One State Street, 30th Floor
New York, New York 10004
Attn: Mark Zimkind
E-mail: mzimkind@continentalstock.com

SPECIAL MEETING OF BHAC STOCKHOLDERS
This proxy statement is being provided to BHAC stockholders as part of a solicitation of proxies by the Board for use at the special meeting of BHAC stockholders to be held on July 23, 2024, and at any adjournment thereof. This proxy statement contains important information regarding the Stockholder Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.
This proxy statement is being first mailed on or about July 1, 2024 to all stockholders of record of BHAC as of the Record Date for the Stockholder Meeting. Stockholders of record who owned Common Stock at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Stockholder Meeting.
Date, Time and Place of Stockholder Meeting
The Stockholder Meeting will be held on July 23, 2024, at 9:00 a.m., Eastern Time, as a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.
We are planning for the Stockholder Meeting to be held virtually over the internet. We encourage you to attend the Stockholder Meeting virtually. You can participate in the meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/focusimpactbh3/2024. Please see “Questions and Answers about the Stockholder Meeting — How do I attend the virtual Stockholder Meeting?” for more information.
You can pre-register to attend the virtual Stockholder Meeting starting July 19, 2024, at 9:00 a.m., Eastern Time (two business days prior to the meeting date). Enter the URL address into your browser https://www.cstproxy.com/focusimpactbh3/2024, enter your control number, name and email address. Once you pre- register you can vote or enter questions in the chat box. At the start of the Stockholder Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Stockholder Meeting.
Stockholders who hold their investments through a bank or broker, will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Stockholder Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. Either way you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at 917-262-2373, or via email at proxy@continentalstock.com. Please allow up to 72 hours prior to the meeting for processing your control number.
If you do not have access to the Internet, you can listen only to the meeting by dialing 1 800-450-7155 (toll-free) (or +1 857-999-9155 if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number 6106593#. Please note that you will not be able to vote or ask questions at the Stockholder Meeting if you choose to participate telephonically.
The Proposals at the Stockholder Meeting
At the Stockholder Meeting, BHAC stockholders will consider and vote on the following proposals:
1.
Proposal No. 1 — Extension Amendment Proposal — To amend the Certificate of Incorporation to extend the Termination Date by which BHAC has to consummate a business combination from the Original Termination Date to the Charter Extension Date and to allow BHAC, without another stockholder vote, to elect to extend the Termination Date to consummate a business combination on a monthly basis for up to two times by an additional one month each time after the Charter Extension Date, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, until April 7, 2025. A copy of the proposed amendment is set forth in Annex A to this proxy statement; and

2.
Proposal No. 2 – Redemption Limitation Amendment Proposal – To amend the Certificate of Incorporation to eliminate from the Certificate of Incorporation the limitation that BHAC may not redeem Public Shares to the extent that such redemption would result in BHAC having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) of less than $5,000,001 in order to allow BHAC to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation. A copy of the proposed amendment is set forth in Annex B to this proxy statement; and

3.
Proposal No. 3 — Adjournment Proposal — To adjourn the Stockholder Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of Common Stock, in the capital of BHAC represented (either in person or by proxy) at the Stockholder Meeting to approve the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal or (ii) where the Board has determined it is otherwise necessary.

BHAC will not proceed with the Charter Extension unless (i) the Redemption Limitation Amendment Proposal is approved or (ii) if BHAC will have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemptions. BHAC cannot predict the amount that will remain in the Trust Account (as defined below) following the Redemptions if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be significantly less than the approximately $25,186,284 that was in the Trust Account as of June 28, 2024 (including interest not previously released to BHAC to pay its taxes).
Voting Power; Record Date
As a stockholder of BHAC, you have a right to vote on certain matters affecting BHAC. The proposals that will be presented at the Stockholder Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Stockholder Meeting if you owned Common Stock at the close of business on June 20, 2024, which is the Record Date for the Stockholder Meeting. You are entitled to one vote for each share of Common Stock that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 8,051,945 issued and outstanding shares of Common Stock, of which 2,312,029 shares of Class A Common Stock were held by public stockholders, 3,000,000 shares of Class A Common Stock were held by the Sponsor and the Former Sponsor and 2,739,916 shares of Class B Common Stock were held by the Sponsor Holders and the Anchor Investors.
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” EACH OF THE PROPOSALS
Quorum
The presence, in person or by proxy, of stockholders holding a majority of the Common Stock entitled to vote at the Stockholder Meeting constitutes a quorum at the Stockholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum. The Sponsor Holders, who own 63.4% of the issued and outstanding shares of Common Stock as of the Record Date, will count towards this quorum. As a result, as of the Record Date, no additional shares of Common Stock held by public stockholders would be required to be present at the Stockholder Meeting to achieve a quorum.
Abstentions and Broker Non-Votes
Abstentions will be considered present for the purposes of establishing a quorum but will not constitute votes cast at the Stockholder Meeting and therefore will have the same effect as a vote “AGAINST” the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal and no effect on the approval of the Adjournment Proposal.
Under the applicable rules, if a stockholder holds their shares in “street” name through a bank, broker or other nominee and the stockholder does not instruct their broker, bank or other nominee how to vote their shares on a proposal, the broker, bank or other nominee has the authority to vote the shares in its discretion on certain “routine” matters. However, banks, brokers and other nominees are not authorized to exercise their voting discretion on any “non-routine” matters. This can result in a “broker non-vote,” which occurs on a proposal when (i) a bank, broker or other nominee has discretionary authority to vote on one or more “routine” proposals to be voted on at a meeting of stockholders, (ii) there are one or more “non-routine” proposals to be voted on at the meeting for which the bank, broker or other nominee does not have authority to vote without instructions from the beneficial owner of the shares and (iii) the beneficial owner fails to provide the bank, broker or other nominee with voting instructions on a “non-routine” matter.

The Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal are “non-routine” matters and therefore, brokers are not permitted to exercise their voting discretion with respect to these proposals. As a result, if you hold your shares in street name, your bank, brokerage firm or other nominee cannot vote your shares on any of these proposals at the Stockholder Meeting without your instruction.
Because all of the proposals to be voted on at the Stockholder Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on proposals unless instructed, so BHAC does not expect there to be any broker non-votes at the Stockholder Meeting.
Vote Required for Approval
The approval of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal requires the affirmative vote of at least a majority of the issued and outstanding shares of Common Stock.
Approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present in person or represented by proxy and entitled to vote thereon at the Stockholder Meeting.
The Sponsor Holders intend to vote all of their Common Stock in favor of the proposals being presented at the Stockholder Meeting. As of the date of this proxy statement, the Sponsor Holders own 63.4% of the issued and outstanding shares of Common Stock.
The following table reflects the number of additional shares of Public Stock required to approve each proposal:
		Number of Additional Shares of Public Stock Required To Approve Proposal
Proposal	Approval Standard	If Only Quorum is Present and All Present Shares Cast Votes	If All Shares Are Present and All Present Shares Cast Votes
Extension Amendment Proposal	Majority of Issued and Outstanding Shares of Common Stock	0	0
Redemption Limitation Amendment Proposal	Majority of Issued and Outstanding Shares of Common Stock	0	0
Adjournment Proposal	Majority of Voted Stock	0	0
Voting Your Shares
If you were a holder of record of Common Stock as of the close of business on the Record Date for the Stockholder Meeting, you may vote with respect to the proposals electronically, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. Your proxy card shows the number of shares of Common Stock that you own. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.
There are two ways to vote your Common Stock at the Stockholder Meeting:
Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Stockholder Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Stockholder Meeting so that your shares will be voted if you are unable to attend the Stockholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m., Eastern Time, on July 22, 2024.
Voting Electronically. You may attend, vote and examine the list of stockholders entitled to vote at the Stockholder Meeting by visiting https://www.cstproxy.com/focusimpactbh3/2024 and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

Revoking Your Proxy
If you give a proxy, you may revoke it at any time before the Stockholder Meeting or at the Stockholder Meeting by doing any one of the following:
•	you may send another proxy card with a later date;
•
you may notify BHAC’s Chief Executive Officer in writing to Focus Impact BH3 Acquisition Company, 1345 Avenue of the Americas, 33rd Floor, New York, NY 10105, before the Stockholder Meeting that you have revoked your proxy; or

•	you may attend the virtual Stockholder Meeting, revoke your proxy, and vote electronically, as indicated above.
No Additional Matters
The Stockholder Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal. Under the amended and restated bylaws of BHAC, other than procedural matters incident to the conduct of the Stockholder Meeting, no other matters may be considered at the Stockholder Meeting if they are not included in this proxy statement, which serves as the notice of the Stockholder Meeting.
Who Can Answer Your Questions about Voting
If you are a BHAC stockholder and have any questions about how to vote or direct a vote in respect of your Common Stock, you may call Morrow Sodali, our proxy solicitor, by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing BHAC.info@investor.morrowsodali.com.
Redemption Rights
Pursuant to the Certificate of Incorporation, holders of Public Stock may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal. In connection with the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Extension or the Redemption Limitation Amendment, any stockholder holding Public Stock may demand that BHAC redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was $10.89 per share of Public Stock as of June 28, 2024), calculated as of two business days prior to the Stockholder Meeting. If a holder properly seeks Redemption as described in this section, BHAC will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Stockholder Meeting. However, However, BHAC will not proceed with the Charter Extension unless (i) the Redemption Limitation Amendment Proposal is approved or (ii) BHAC will have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account Redemptions.
As a holder of Public Stock, you will be entitled to receive cash for any Public Stock to be redeemed only if you:
(i)
(a) hold Public Stock or (b) hold Public Stock through Units and elect to separate your Units into the underlying Public Stock and Public Warrants prior to exercising your redemption rights with respect to the Public Stock;

(ii)
submit a written request to the Transfer Agent, in which you (a) request that BHAC redeem all or a portion of your Public Stock for cash, and (b) identify yourself as the beneficial holder of the Public Stock and provide your legal name, phone number and address; and

(iii)	deliver your Public Stock to the Transfer Agent, physically or electronically through DTC.
Holders must complete the procedures for electing to redeem their Public Stock in the manner described above prior to 5:00 p.m., Eastern Time, on July 19, 2024 (two business days prior to the initially scheduled date of the Stockholder Meeting) in order for their shares to be redeemed.
The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.

If you hold your shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of BHAC that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker a fee and it would be up to the broker whether or not to pass this cost on to the redeeming stockholder.
Any request for Redemption, once made by a holder of Public Stock, may not be withdrawn following the Redemption Deadline, unless approved by the Board. Any corrected or changed written exercise of redemption rights must be received by the Transfer Agent, by the Redemption Deadline.
Notwithstanding the foregoing, a public stockholder, together with any affiliate of such public stockholder or any other person with whom such public stockholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Public Stock with respect to more than an aggregate of 15% of the shares of Public Stock sold in the Initial Public Offering, without our prior consent. Accordingly, if a public stockholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the shares of Public Stock sold in the Initial Public Offering, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.
The closing price of Public Stock on Nasdaq on June 28, 2024, the most recent practicable date prior to the date of this proxy statement, was $10.70 per share. The cash held in the Trust Account on such date was approximately $25,186,284 (including interest not previously released to BHAC to pay its taxes) ($10.89 per share of Public Stock). Prior to exercising redemption rights, stockholders should verify the market price of Public Stock as they may receive higher proceeds from the sale of their Public Stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. BHAC cannot assure its stockholders that they will be able to sell their Public Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its stockholders wish to sell their shares.
If a holder of Public Stock exercises his, her or its redemption rights, then he, she or it will be exchanging its Public Stock for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand Redemption by delivering your share certificate (either physically or electronically) to the Transfer Agent two business days prior to the initially scheduled date of the Stockholder Meeting.
For a discussion of certain material U.S. federal income tax considerations for stockholders with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Considerations for Stockholders Exercising Redemption Rights.” The consequences of a Redemption to any particular stockholder will depend on that stockholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.
Appraisal Rights
There are no appraisal rights available to BHAC’s stockholders in connection with the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal. However, holders of Public Stock may elect to have their shares redeemed in connection with the adoption of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, as described under “Redemption Rights” above.
Proxy Solicitation Costs
BHAC is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or in person. BHAC has engaged Morrow Sodali to assist in the solicitation of proxies for the Stockholder Meeting. BHAC and its directors, officers and employees may also solicit proxies in person. BHAC will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.
BHAC will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. BHAC will pay Morrow Sodali a fee of $12,500, plus disbursements, reimburse Morrow Sodali for its reasonable out-of-pocket expenses and indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses for its services as BHAC’s proxy solicitor. BHAC will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to BHAC stockholders. Directors, officers and employees of BHAC who solicit proxies will not be paid any additional compensation for soliciting.

PROPOSAL NO. 1 — THE EXTENSION AMENDMENT PROPOSAL
Overview
BHAC is proposing to amend its Certificate of Incorporation to extend the date by which BHAC has to consummate a Business Combination to the Charter Extension Date so as to give BHAC additional time to complete the Business Combination.
Without the Charter Extension, BHAC believes that BHAC may not be able to complete the Business Combination on or before the Original Termination Date. If the Charter Extension is not approved, BHAC would be forced to liquidate.
As contemplated by the Certificate of Incorporation, the holders of Public Stock may elect to redeem all or a portion of their Public Stock in exchange for their pro rata portion of the funds held in the Trust Account if the Charter Extension is approved and implemented.
On June 28, 2024, the most recent practicable date prior to the date of this proxy statement, the redemption price per share was approximately $10.89, based on the aggregate amount on deposit in the Trust Account of approximately $25,186,284 as of June 28, 2024 (including interest not previously released to BHAC to pay its taxes), divided by the total number of then outstanding Public Stock. The redemption price per share in connection with the Extension Amendment Proposal will be calculated based on the aggregate amount on deposit in the Trust Account two business days prior to the Stockholder Meeting. The closing price of the Public Stock on Nasdaq on June 28, 2024, was $10.70. Accordingly, if the market price of the Public Stock were to remain the same until the date of the Stockholder Meeting, exercising redemption rights would result in a public stockholder receiving approximately $0.19 more per share than if the shares were sold in the open market (based on the current per share redemption price as of June 28, 2024). BHAC cannot assure stockholders that they will be able to sell their Public Stock in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares. BHAC believes that such redemption right enables its public stockholders to determine whether or not to sustain their investments for an additional period if BHAC does not complete the Business Combination on or before the Original Termination Date.
Reasons for the Extension Amendment Proposal
BHAC’s Certificate of Incorporation provides that BHAC has until July 31, 2024 to complete a business combination. BHAC and its officers and directors agreed that they would not seek to amend BHAC’s Certificate of Incorporation to allow for a longer period of time to complete a business combination unless BHAC provided holders of its Public Stock with the right to seek Redemption of their Public Stock in connection therewith. The Board believes that it is in the best interests of BHAC stockholders that the Charter Extension be obtained so that BHAC will have an additional amount of time to consummate the Business Combination. Without the Charter Extension, BHAC believes that BHAC may not be able to complete the Business Combination on or before July 31, 2024. If that were to occur, BHAC would be forced to liquidate.
The Extension Amendment Proposal is essential to allowing BHAC additional time to consummate the Business Combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension. BHAC will not proceed with the Charter Extension unless (i) the Redemption Limitation Amendment Proposal is approved or (ii) BHAC will have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemptions.
If the Extension Amendment Proposal is Not Approved
If the Extension Amendment Proposal is not approved and a Business Combination is not completed on or before the Original Termination Date, then, as contemplated by and in accordance with the Certificate of Incorporation, BHAC will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Stock, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to BHAC to pay its taxes, if any (less up to $100,000 of such interest to pay dissolution expenses), divided by the total number of the then-outstanding shares of Public Stock, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of BHAC’s remaining stockholders and the Board, in accordance with applicable law, liquidate and dissolve, subject in each case to BHAC’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to BHAC’s warrants, which will expire worthless in the event of our winding up.
The Sponsor Holders have waived their rights to participate in any liquidation distribution with respect to the 3,000,000 shares of Class A Common Stock held by them and the Sponsor Holders and the Anchor Investors have waived their rights to participate in any liquidation distribution with respect to the 2,739,916 shares of Class B Common Stock held by them.
If the Extension Amendment Proposal is Approved
If the Extension Amendment Proposal is approved, BHAC shall procure that all filings required to be made with the Delaware Secretary of State in connection with the Extension Amendment Proposal to extend the time it has to complete a Business Combination until the Charter Extension Date are made. BHAC will then continue to attempt to consummate a Business Combination until the Charter Extension Date. BHAC will remain a reporting company under the Exchange Act and its Public Stock and Public Warrants will remain publicly traded during this time.
In addition, BHAC will not proceed with the Charter Extension unless (i) the Redemption Limitation Amendment Proposal is approved or (ii) if BHAC will have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemptions.
Interests of the Sponsor, the Former Sponsor and BHAC’s Directors and Officers
When considering the recommendation of the Board, BHAC stockholders should be aware that aside from their interests as direct or indirect stockholders, the Sponsor, the Former Sponsor and certain members of the Board and officers of BHAC have interests that are different from, or in addition to, those of other stockholders generally. The Board was aware of and considered these interests, among other matters, in recommending to BHAC stockholders that they approve the Extension Amendment Proposal. BHAC stockholders should take these interests into account in deciding whether to approve the Extension Amendment Proposal:
•
the fact that the Former Sponsor paid $9,600,000 for 6,400,000 Private Placement Warrants, each of which is exercisable commencing on the later of 12 months from the closing of our Initial Public Offering and 30 days following the closing of the Business Combination for one share of Class A Common Stock at $11.50 per share and 4,160,000 of which were subsequently transferred to the Sponsor in connection with the sponsor handover. If the Extension Amendment Proposal is not approved and BHAC does not consummate a Business Combination by July 31, 2024, then a portion of the proceeds from the sale of the Private Placement Warrants will be part of the liquidating distribution to the public stockholders and the Private Placement Warrants held by the Sponsor and the Former Sponsor will be worthless;

•
the fact that the Sponsor Holders own an aggregate of 2,106,414 shares of Class B Common Stock, an aggregate of 3,000,000 shares of Class A Common Stock and 6,400,000 Private Placement Warrants, which shares and warrants would become worthless if Focus Impact does not complete a business combination within the applicable time period, as the Sponsor, the Former Sponsor and Focus Impact’s directors and officers and their affiliates have waived any right to redemption with respect to these shares. The Sponsor and the Former Sponsor did not receive any compensation in exchange for this agreement to waive their redemption rights. Certain of Focus Impact’s directors and officers are members of the Sponsor or the Former Sponsor and, as such, have an indirect interest in the shares and warrants held by the Sponsor and the Former Sponsor. The shares and warrants held by the Sponsor Holders have an aggregate market value of approximately $54.6 million and $0.5 million, respectively, based on the closing price of the shares of Class A Common Stock of $10.70 on Nasdaq and the closing of the Public Warrants of $0.078 on Nasdaq on June 28, 2024. As a result, if the Business Combination is completed, the Sponsor and the Former Sponsor (and certain of BHAC’s officers and directors who are members of the Sponsor or the Former Sponsor) are likely to be able to make a substantial profit on their investment in BHAC at a time when the Class A Common Stock has lost significant value. On the other hand, if the Extension Amendment Proposal is not approved and BHAC liquidates without completing a Business Combination before July 31, 2024, the Sponsor and the Former Sponsor (and BHAC’s officers and directors who are members of the Sponsor or the Former Sponsor) will lose their entire investment in BHAC;
•
the fact that the Sponsor, the Former Sponsor and BHAC’s officers and directors have, for no compensation, agreed to waive their rights to liquidating distributions from the Trust Account with respect to any shares of Common Stock (other than Public Stock) held by them if the Extension Amendment Proposal is not approved and BHAC fails to complete a business combination by July 31, 2024;

•	the indemnification of BHAC’s existing officers and directors and the liability insurance maintained by BHAC;
•
the fact that the Sponsor and BHAC’s officers and directors will lose their entire investment in BHAC and will not be reimbursed for any loans extended, fees due or out-of-pocket expenses if the Extension Amendment Proposal is not approved and a Business Combination is not consummated by July 31, 2024. As of the date of this proxy statement, there are loans extended, fees due or outstanding out-of-pocket expenses amounting in the aggregate to approximately $125,000 for which BHAC’s officers and directors and the Sponsor are awaiting reimbursement; and

•
the fact that the Sponsor has agreed that it will be liable to BHAC if and to the extent any claims by a third party (other than BHAC’s independent auditors) for services rendered or products sold to BHAC, or a prospective target business with which BHAC has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.10 per public share or (ii) such lesser amount per share of Public Stock held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes. This liability will not apply with respect to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of this offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims.

Redemption Rights
Pursuant to the Certificate of Incorporation, holders of Common Stock may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal. In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Extension, any stockholder holding shares of Public Stock may demand that BHAC redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was $10.89 per share as of June 28, 2024), calculated as of two business days prior to the Stockholder Meeting. If a holder properly seeks Redemption as described in this section, BHAC will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Stockholder Meeting. However, BHAC will not proceed with the Charter Extension unless (i) the Redemption Limitation Amendment Proposal is approved or (ii) if BHAC will have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemptions. As a holder of Public Stock, you will be entitled to receive cash for any Public Stock to be redeemed only if you:
(i)
(a) hold Public Stock or (b) hold Public Stock through Units and elect to separate your Units into the underlying Public Stock and Public Warrants prior to exercising your redemption rights with respect to the Public Stock;

(ii)
submit a written request to the Transfer Agent, in which you (a) request that BHAC redeem all or a portion of your Public Stock for cash, and (b) identify yourself as the beneficial holder of the Public Stock and provide your legal name, phone number and address; and

(iii)	deliver your Public Stock to the Transfer Agent, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Public Stock in the manner described above prior to 5:00 p.m., Eastern Time, on July 19, 2024 (two business days prior to the initially scheduled date of the Stockholder Meeting) in order for their shares to be redeemed.
The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.
If you hold the shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of BHAC that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker a fee and it would be up to the broker whether or not to pass this cost on to the redeeming stockholder.
Any request for Redemption, once made by a holder of Public Stock, may not be withdrawn following the Redemption Deadline, unless approved by the Board. Any corrected or changed written exercise of redemption rights must be received by the Transfer Agent by the Redemption Deadline.
Notwithstanding the foregoing, a public stockholder, together with any affiliate of such public stockholder or any other person with whom such public stockholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Public Stock with respect to more than an aggregate of 15% of the shares of Public Stock sold in the Initial Public Offering, without our prior consent. Accordingly, if a public stockholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the shares of Public Stock sold in the Initial Public Offering, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.
The closing price of Public Stock on Nasdaq on June 28, 2024, the most recent practicable date prior to the date of this proxy statement, was $10.70 per share. The cash held in the Trust Account on such date was approximately $25,186,284 (including interest not previously released to BHAC to pay its taxes) ($10.89 per share of Public Stock). Prior to exercising redemption rights, stockholders should verify the market price of Public Stock as they may receive higher proceeds from the sale of their Public Stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. BHAC cannot assure its stockholders that they will be able to sell their Public Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its stockholders wish to sell their shares.
If a holder of Public Stock exercises his, her or its redemption rights, then he, she or it will be exchanging its Public Stock for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand Redemption by delivering your share certificate (either physically or electronically) to the Transfer Agent two business days prior to the initially scheduled date of the Stockholder Meeting.
Vote Required for Approval
The approval of the Extension Amendment Proposal requires the affirmative vote of at least a majority of the issued and outstanding shares of Common Stock. Abstentions will be considered present for the purposes of establishing a quorum but will not constitute votes cast at the Stockholder Meeting and therefore will have the same effect as a vote “AGAINST” the Extension Amendment Proposal.
As of the date of this proxy statement, the Sponsor Holders intend to vote all Common Stock owned by them in favor of the Extension Amendment Proposal. As of the date hereof, the Sponsor Holders own 63.4% of the issued and outstanding shares of Common Stock. As a result, in addition to the Sponsor Holders, approval of the Extension Amendment Proposal will require the affirmative vote of no shares of Public Stock.
Recommendation of the Board
BOARD UNANIMOUSLY RECOMMENDS THAT BHAC STOCKHOLDERS VOTE “FOR”
THE EXTENSION AMENDMENT PROPOSAL.

PROPOSAL NO. 2 — THE REDEMPTION LIMITATION AMENDMENT PROPOSAL
Overview
BHAC is proposing to amend its Certificate of Incorporation to eliminate the requirement that BHAC has at least $5,000,001 in tangible net assets (as determined in accordance with Rule 3a51-1(g)(1) under the Exchange Act) following redemptions in connection with this Stockholder Meeting or a Business Combination.
Without the Redemption Limitation Amendment, BHAC may not be able to implement the Charter Extension if following redemptions in connection with the Charter Extension BHAC would not have at least $5,000,001 in tangible net assets (as determined in accordance with Rule 3a51-1(g)(1) under the Exchange Act). If that were to occur, BHAC would be forced to liquidate on the Termination Date.
The purpose of the Redemption Limitation requirements was to ensure that BHAC would not be subject to the “penny stock” rules of the SEC as long as it met the Redemption Limitation requirement, and therefore not be deemed a “blank check company” as defined under Rule 419 of the Securities Act because it complied with Rule 3a51-1(g)(1) (the “NTA Rule”). BHAC is proposing to amend its Certificate of Incorporation to remove the Redemption Limitation requirements. The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and BHAC believes that it can rely on another exclusion, which relates to it being listed on Nasdaq (Rule 3a51-1(a)(2)) (the “Exchange Rule”). Therefore, the Company intends to rely on the exclusion from the penny stock rules set forth in Rule 3a51-1(a)(2) as a result of its securities being listed on Nasdaq.
As disclosed in our Initial Public Offering prospectus, BHAC is a blank check company formed for the purpose of effecting a merger, stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Under Rule 419 of the Securities Act the term “blank check company” means a company that (i) is a development stage company that has no specific business plan or purpose or has indicated that its business plan is to engage in a merger or acquisition with an unidentified company or companies, or other entity or person; and (ii) is issuing “penny stock,” as defined in Rule 3a51-1 under the Exchange Act. Rule 3a51-1 sets forth that the term “penny stock” shall mean any equity security, unless it fits within certain enumerated exclusions including the NTA Rule and the Exchange Rule. Historically SPACs have relied upon the NTA Rule to avoid being deemed a penny stock issuer. The inclusion of the Redemption Limitation requirements in the Certificate of Incorporation was to ensure that through the consummation of an initial Business Combination, BHAC would not be considered a penny stock issuer and therefore a blank check company if no other exemption from the rule was available.
The Exchange Rule excludes from the definition of “penny stock” a security that is registered, or approved for registration upon notice of issuance, on a national securities exchange, or is listed, or approved for listing upon notice of issuance on, an automated quotation system sponsored by a registered national securities association, that has established initial listing standards that meet or exceed the criteria in the rule. The Company’s securities are listed on Nasdaq and have been since the consummation of its Initial Public Offering. The Company believes that Nasdaq has initial listing standards that meet the criteria identified in the Exchange Rule and that it can therefore rely on this rule to avoid being treated as a penny stock. Therefore, the inclusion of the Redemption Limitation in the Certificate of Incorporation is unnecessary.
Reasons for the Redemption Limitation Amendment Proposal
Stockholders are being asked to adopt the proposed Redemption Limitation Amendment Proposal which, in the judgment of the Board, may facilitate the consummation of the Business Combination. The Certificate of Incorporation limits BHAC’s ability to consummate an initial business combination, or to redeem common stock in connection with an initial business combination, if it would cause BHAC to have less than $5,000,001 in net tangible assets. The purpose of such limitation was initially to ensure that the common stock were not deemed to be a “penny stock” pursuant to Rule 3a51-1 under the Exchange Act in the event that such common stock failed to be listed on an approved national securities exchange. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption in connection with the Charter Extension such that following such redemptions, BHAC’s net tangible assets would be less than $5,000,001, the Redemption Limitation in the Certificate of Incorporation would prevent BHAC from being able to implement the Charter Extension. If that were to occur, BHAC would be forced to liquidate on the Termination Date.

Additionally, if the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption in connection with consummation of the Business Combination, the Redemption Limitation in the Certificate of Incorporation would prevent BHAC from being able to consummate the Business Combination even if all other conditions to closing are met.
If the Redemption Limitation Amendment Proposal is Not Approved
If the Redemption Limitation Amendment Proposal is not approved, we will not redeem Public Stock to the extent that accepting all properly submitted redemption requests would exceed the Redemption Limitation. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of Public Stock approaching or in excess of the Redemption Limitation, we and/or the Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities and (b) entering into non-redemption agreements with certain of our significant stockholders. If the Redemption Limitation Amendment Proposal is not approved and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Charter Extension and we will not redeem any Public Stock. In such case, Public Stock which a public stockholder elects to redeem but which are not redeemed shall be returned to such public stockholder or such public stockholder’s account and such public stockholder will retain the right to have their Public Stock redeemed for cash if BHAC has not completed an initial business combination by the Termination Date.
If the Redemption Limitation Proposal is Approved
If the Redemption Limitation Amendment Proposal is approved (and the Extension Amendment Proposal is also approved), BHAC shall procure that all filings required to be made with the Delaware Secretary of State in connection with the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are made and, redeem Public Stock as necessary, irrespective of whether such redemptions exceed the Redemption Limitation.
If we redeem our Public Stock in an amount in excess of the current Redemption Limitation and our securities do not meet Nasdaq’s continued listing requirements, Nasdaq may delist our securities from trading on its exchange. If Nasdaq delists any of our securities from trading on its exchange and we are not able to list such securities on another approved national securities exchange, we expect that such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including (i) a limited availability of market quotations for our securities, (ii) reduced liquidity for our securities, (iii) a determination that our Public Stock are “penny stocks” which will require brokers trading in our Public Stock to adhere to more stringent rules, including being subject to the depository requirements of Rule 419 of the Securities Act, and possibly result in a reduced level of trading activity in the secondary trading market for our securities, (iv) a decreased ability to issue additional securities or obtain additional financing in the future, and (v) a less attractive acquisition vehicle to a target business in connection with an initial business combination. The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our Public Stock and units qualify as covered securities under such statute. If we were no longer listed on Nasdaq, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.
Interests of the Sponsor, the Former Sponsor and BHAC’s Directors and Officers
When you consider the recommendation of the Board, BHAC stockholders should be aware that aside from their interests as stockholders, the Sponsor, the Former Sponsor and certain members of the Board, and officers of BHAC have interests that are different from, or in addition to, those of other stockholders generally. The Board was aware of and considered these interests, among other matters, in recommending to BHAC stockholders that they approve the Redemption Limitation Amendment Proposal. BHAC stockholders should take these interests into account in deciding whether to approve the Redemption Limitation Amendment Proposal.
Please see “Proposal No. 1 — The Extension Amendment Proposal — Interests of the Sponsor, the Former Sponsor and BHAC’s Directors and Officers” above when you consider the recommendation of the Board. BHAC stockholders should take these interests into account in deciding whether to approve the Redemption Limitation Amendment Proposal.

Redemption Rights
Pursuant to the Certificate of Incorporation, holders of Common Stock may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Redemption Limitation Amendment Proposal. In connection with the Redemption Limitation Amendment Proposal and contingent upon the effectiveness of the implementation of the Redemption Limitation Amendment, any stockholder holding shares of Public Stock may demand that BHAC redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was $10.89 per share as of June 28, 2024), calculated as of two business days prior to the Stockholder Meeting. If a holder properly seeks Redemption as described in this section, BHAC will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Stockholder Meeting.
As a holder of Public Stock, you will be entitled to receive cash for any Public Stock to be redeemed only if you:
(iv)
(a) hold Public Stock or (b) hold Public Stock through Units and elect to separate your Units into the underlying Public Stock and Public Warrants prior to exercising your redemption rights with respect to the Public Stock;

(v)
submit a written request to the Transfer Agent, in which you (a) request that BHAC redeem all or a portion of your Public Stock for cash, and (b) identify yourself as the beneficial holder of the Public Stock and provide your legal name, phone number and address; and

(vi)	deliver your Public Stock to the Transfer Agent, physically or electronically through DTC.
Holders must complete the procedures for electing to redeem their Public Stock in the manner described above prior to 5:00 p.m., Eastern Time, on July 19, 2024 (two business days prior to the initially scheduled date of the Stockholder Meeting) in order for their shares to be redeemed.
The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.
If you hold the shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Stock of BHAC that has not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker a fee and it would be up to the broker whether or not to pass this cost on to the redeeming stockholder.
Any request for Redemption, once made by a holder of Public Stock, may not be withdrawn following the Redemption Deadline, unless approved by the Board. Any corrected or changed written exercise of redemption rights must be received by the Transfer Agent by the Redemption Deadline.
Notwithstanding the foregoing, a public stockholder, together with any affiliate of such public stockholder or any other person with whom such public stockholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Public Stock with respect to more than an aggregate of 15% of the shares of Public Stock sold in the Initial Public Offering, without our prior consent. Accordingly, if a public stockholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the shares of Public Stock sold in the Initial Public Offering, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.
The closing price of Public Stock on Nasdaq on June 28, 2024, the most recent practicable date prior to the date of this proxy statement, was $10.70 per share. The cash held in the Trust Account on such date was approximately $25,186,284 (including interest not previously released to BHAC to pay its taxes) ($10.89 per share of Public Stock). Prior to exercising redemption rights, stockholders should verify the market price of Public Stock as they may receive higher proceeds from the sale of their Public Stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. BHAC cannot assure its stockholders that they will be able to sell their Public Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its stockholders wish to sell their shares.

If a holder of Public Stock exercises his, her or its redemption rights, then he, she or it will be exchanging its Public Stock for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand Redemption by delivering your share certificate (either physically or electronically) to the Transfer Agent two business days prior to the initially scheduled date of the Stockholder Meeting.
Vote Required for Approval
The approval of the Redemption Limitation Amendment Proposal requires the affirmative vote of at least a majority of the issued and outstanding shares of Common Stock. Abstentions will be considered present for the purposes of establishing a quorum but will not constitute votes cast at the Stockholder Meeting and therefore will have the same effect as a vote “AGAINST” the Redemption Limitation Amendment Proposal.
As of the date of this proxy statement, the Sponsor Holders intend to vote all Common Stock owned by them in favor of the Redemption Limitation Amendment Proposal. As of the date hereof, the Sponsor Holders own 63.4% of the issued and outstanding shares of Common Stock. As a result, in addition to the Sponsor Holders, approval of the Redemption Limitation Amendment Proposal will require the affirmative vote of no shares of Public Stock.
Recommendation of the Board
BOARD UNANIMOUSLY RECOMMENDS THAT BHAC STOCKHOLDERS VOTE “FOR”
THE REDEMPTION LIMITATION AMENDMENT PROPOSAL.

PROPOSAL NO. 3 — THE ADJOURNMENT PROPOSAL
Overview
BHAC is asking stockholders to approve the adjournment of the Stockholder Meeting to a later date or dates if necessary (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of Common Stock represented (either in person or by proxy) to approve the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal and (ii) where the Board has determined it is otherwise necessary.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by BHAC’s stockholders, the Board may not be able to adjourn the Stockholder Meeting to a later date in the event, that (i) based on the tabulated votes, there are insufficient shares of Common Stock represented (either in person or by proxy) at the time of the Stockholder Meeting to approve the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal or (ii) the Board has determined it is otherwise necessary. In such events, the Charter Extension and the Redemption Limitation Amendment would not be implemented.
Vote Required for Approval
The approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present in person or represented by proxy and entitled to vote thereon at the Stockholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum but will not constitute votes cast at the Stockholder Meeting and therefore will have no effect on the approval of the Adjournment Proposal.
As of the date of this proxy statement, the Sponsor Holders intend to vote any Common Stock owned by them in favor of the Adjournment Proposal. As of the date hereof, the Sponsor Holders own 63.4% of the issued and outstanding shares of Common Stock. As a result, in addition to the Sponsor, approval of the Adjournment Proposal will require the affirmative vote of no shares of Common Stock held by public stockholders.
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT BHAC STOCKHOLDERS VOTE “FOR”
THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR STOCKHOLDERS EXERCISING REDEMPTION RIGHTS
The following discussion is a summary of certain material U.S. federal income tax considerations relevant to U.S. Holders and Non-U.S. Holders (each as defined below) of Public Stock that elect to have their Public Stock redeemed for cash if the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal is approved. This discussion only applies to Public Stock that is held as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment).
For purposes of this discussion, because any Unit consisting of one (1) share of Class A Common Stock and one-half (1/2) of one (1) redeemable warrant that is separable at the option of the holder, BHAC is treating each share of Class A Common Stock and one-half (1/2) of one (1) redeemable warrant held in the form of a single unit as separate instruments and is assuming that the unit itself will not be treated as an integrated instrument. Accordingly, the separation of a Unit in connection with the exercise of redemption rights should not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the U.S. Internal Revenue Service (the “IRS”) would not assert, or that a court would not sustain, a contrary position. Holders are urged to consult their tax advisors with respect to any Public Stock held in the form of a Unit.
The following does not purport to be a complete analysis of all potential tax effects arising in connection with the redemptions of Public Stock. The effects of other U.S. federal tax laws, such as estate and gift tax laws, and any applicable state, local or non-U.S. tax laws are not discussed. This discussion is based on the Code, Treasury regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the IRS, in each case as in effect as of the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect the tax consequences discussed below. We have not sought and will not seek any rulings from the IRS regarding the matters discussed below. There can be no assurance that the IRS or a court will not take a contrary position to that discussed below regarding the tax consequences discussed below. This discussion does not address any tax considerations for any transaction other than the redemptions of Public Stock.
This discussion does not address all U.S. federal income tax consequences that may be relevant to a taxpayer’s particular circumstances, including the impact of the Medicare contribution tax on net investment income. In addition, it does not address consequences relevant to holders subject to special rules, including, without limitation:
•	banks, insurance companies, and certain other financial institutions;
•	regulated investment companies, mutual funds and real estate investment trusts;
•	brokers or dealers in securities;
•	traders in securities that elect to mark to market;
•	tax-exempt organizations or governmental organizations;
•	persons subject to the alternative minimum tax;
•	U.S. expatriates and former citizens or long-term residents of the United States;
•	persons holding Public Stock as part of a hedge, straddle, constructive sale, or other risk reduction strategy or as part of a conversion transaction or other integrated investment;
•	persons subject to special tax accounting rules as a result of any item of gross income with respect to Public Stock being taken into account in an applicable financial statement;
•	persons that actually or constructively own 5% or more of Public Stock by vote or value;
•	“controlled foreign corporations,” “passive foreign investment companies,” and corporations that accumulate earnings to avoid U.S. federal income tax;
•	S corporations, partnerships or other entities or arrangements treated as partnerships or other flow-through entities for U.S. federal income tax purposes (and investors therein);

•	U.S. holders having a functional currency other than the U.S. dollar;
•	persons who hold or received Public Stock pursuant to the exercise of any employee stock option or otherwise as compensation;
•	tax-qualified retirement plans;
•	“qualified foreign pension funds” as defined in Section 897(l)(2) of the Code and entities all of the interests of which are held by qualified foreign pension funds; and
•	the Sponsor or any of its affiliates.
For purposes of this discussion, a “U.S. Holder” is any beneficial owner of Public Stock that is for U.S. federal income tax purposes:
•	an individual who is a citizen or resident of the United States;
•	a corporation (or other entity treated as a corporation) created or organized under the laws of the United States, any state thereof, or the District of Columbia;
•	an estate, the income of which is subject to U.S. federal income tax regardless of its source; or
•
a trust that (1) is subject to the primary supervision of a U.S. court and one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) have the authority to control all substantial decisions of the trust, or (2) has a valid election in effect to be treated as a United States person for U.S. federal income tax purposes.

A “Redeeming U.S. Holder” is a U.S. Holder that so redeems its shares.
As used herein, the term “Non-U.S. Holder” means a beneficial owner of Public Stock that is, for U.S. federal income tax purposes, an individual, corporation, estate or trust that is not a U.S. Holder.
A “Redeeming Non-U.S. Holder” is a Non-U.S. Holder that so redeems its shares.
If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds Public Stock, the tax treatment of an owner of such entity or arrangement will depend on the status of the owners, the activities of the entity or arrangement and certain determinations made at the owner level. Accordingly, entities or arrangements treated as partnerships for U.S. federal income tax purposes and the partners in such partnerships should consult their tax advisors regarding the U.S. federal income tax consequences to them.
THIS DISCUSSION IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT TAX ADVICE. INVESTORS SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES ARISING UNDER THE U.S. FEDERAL ESTATE, GIFT OR OTHER TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.
Certain U.S. Federal Income Tax Considerations to U.S. Stockholders
This section is addressed to Redeeming U.S. Holders of Public Stock that elect to have their Public Stock redeemed for cash as described in the section entitled “Proposal No. 1 - The Extension Amendment Proposal - Redemption Rights and “Proposal No. 2 - The Redemption Limitation Amendment Proposal - Redemption Rights.”
Tax Treatment of the Redemption - In General
In the event that a U.S. Holder exercises redemption rights with respect to its Public Stock, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the Public Stock under Section 302 of the Code. If the redemption qualifies as a sale of the Public Stock, the U.S. Holder will be treated as described under “- Certain U.S. Federal Income Tax Considerations to U.S. Stockholders – Redemption of Public Stock Treated as a Sale or Other Disposition.” If the redemption does not qualify as a sale of Public Stock, the U.S. Holder will be treated as described under “- Certain U.S. Federal Income Tax Considerations to U.S. Stockholders – Redemption of Public Stock Treated as Corporate Distribution.”

Whether a redemption qualifies for sale treatment will depend largely on the total number of shares of Public Stock treated as held by the Redeeming U.S. Holder (including any stock constructively owned by the Redeeming U.S. Holder as a result of owning warrants or otherwise) relative to all Public Stock outstanding both before and after the redemption. The redemption of a Redeeming U.S. Holder’s Public Stock will be treated as a sale of the shares (rather than as a corporate distribution) if the redemption (i) is “substantially disproportionate” with respect to the Redeeming U.S. Holder, (ii) results in a “complete termination” of such Redeeming U.S. Holder’s interest in BHAC or (iii) is “not essentially equivalent to a dividend” with respect to the Redeeming U.S. Holder. These tests are inherently factual and specific to each Redeeming U.S. Holder, as explained more fully below. Redeeming U.S. Holders are urged to consult their tax advisors with respect to the redemption of their Public Stock.
In determining whether any of the foregoing tests are satisfied, a Redeeming U.S. Holder takes into account not only shares actually owned by the Redeeming U.S. Holder, but also shares that are constructively owned by the Redeeming U.S. Holder. A Redeeming U.S. Holder may constructively own, in addition to Public Stock owned directly, Public Stock owned by certain related individuals and entities in which the Redeeming U.S. Holder has an interest or that have an interest in such Redeeming U.S. Holder, as well as any shares the Redeeming U.S. Holder has a right to acquire by exercise of an option, which would include shares which could be acquired pursuant to the exercise of the Private Placement Warrants and Public Warrants.
In order to meet the substantially disproportionate test, the percentage of BHAC’s outstanding voting stock actually and constructively owned by the Redeeming U.S. Holder immediately following the redemption of Public Stock must, among other requirements, be less than 80 percent of the percentage of BHAC’s outstanding voting stock actually and constructively owned by the Redeeming U.S. Holder immediately before the redemption (taking into account both redemptions by other holders of Public Stock). There generally will be a complete termination of a Redeeming U.S. Holder’s interest if either (i) all of the shares of BHAC stock actually and constructively owned by the Redeeming U.S. Holder are redeemed or (ii) all of the shares of BHAC stock actually owned by the Redeeming U.S. Holder are redeemed and the Redeeming U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members, the Redeeming U.S. Holder does not constructively own any other shares of BHAC stock and the Redeeming U.S. Holder otherwise complies with specific conditions (in each case, taking into account both redemptions by other holders of Public Stock). The redemption of Public Stock will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of the Redeeming U.S. Holder’s proportionate interest in BHAC. Whether the redemption will result in a meaningful reduction in a Redeeming U.S. Holder’s proportionate interest in BHAC will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation that exercises no control over corporate affairs may constitute such a “meaningful reduction.” A U.S. Holder should consult with its own tax advisors as to the tax consequences of a redemption.
If none of the foregoing tests are satisfied, then the redemption will be treated as a corporate distribution and the tax effects will be described under “- Certain U.S. Federal Income Tax Considerations to U.S. Stockholders – Redemption of Public Stock Treated as Corporate Distribution.” After the application of those rules, any remaining tax basis of the Redeeming U.S. Holder in the redeemed Public Stock will be added to the Redeeming U.S. Holder’s adjusted tax basis in its remaining BHAC stock, or, if it has none, to the Redeeming U.S. Holder’s adjusted tax basis in its BHAC warrants or possibly in other BHAC stock constructively owned by it. Redeeming U.S. Holders that hold shares of BHAC stock with differing tax bases or holding periods are urged to consult their tax advisors regarding the application of the rules related to redemptions.
Redemption of Public Stock Treated as a Sale or Other Disposition
If the redemption qualifies as a sale of Public Stock, a Redeeming U.S. Holder will recognize capital gain or loss in an amount equal to the difference (if any) between the amount realized and the Redeeming U.S. Holder’s adjusted tax basis in its Public Stock redeemed. A Redeeming U.S. Holder’s adjusted tax basis in its Public Stock will equal the sum of the Redeeming U.S. Holder’s purchase price allocated to such Public Stock and any amounts capitalized into the basis of such Public Stock for U.S. federal income tax purposes, less any prior distributions paid to such Redeeming U.S. Holder that were treated as a return of capital for

U.S. federal income tax purposes. Any such capital gain or loss with respect to a redemption may be long-term capital gain or loss if the Redeeming U.S. Holder’s held such Public Stock for more than one year. It is unclear, however, whether the redemption rights with respect to the Public Stock may suspend the running of the applicable holding period for this purpose.
If the running of the holding period for the Public Stock is suspended, then the holding period of such shares may not be considered to begin until the date of such redemption, and non-corporate Redeeming U.S. Holders may not be able to satisfy the more than one year holding period requirement for long-term capital gain treatment, in which case any such capital gain or loss recognized with respect to a redemption would be subject to short-term capital gain or loss treatment and any such gain would be taxed at regular ordinary income tax rates. Subject to certain exceptions, long-term capital gains recognized by non-corporate Redeeming U.S. Holders generally will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations. Redeeming U.S. Holders are urged to consult their tax advisors regarding the tax treatment of the redemption of their Public Stock.
Redemption of Public Stock Treated as Corporate Distribution
If the redemption does not qualify as a sale of Public Stock, a Redeeming U.S. Holder will be treated as receiving a corporate distribution of cash from BHAC. Such corporate distribution will constitute a dividend for U.S. federal income tax purposes to the extent paid from BHAC’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of BHAC’s current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the Redeeming U.S. Holder’s adjusted tax basis in its Public Stock, to the extent thereof. Any remaining excess will be treated as gain realized on the sale of the Public Stock and will be treated as described under “- Certain U.S. Federal Income Tax Considerations to U.S. Stockholders – Redemption of Public Stock Treated as a Sale or Other Disposition.” Redeeming U.S. Holders are urged to consult their tax advisors regarding the tax treatment of the redemption of their Public Stock.
Provided that certain holding period requirements are met, dividends BHAC pays to a Redeeming U.S. Holder that is a corporation for U.S. federal income tax purposes may qualify for the dividends received deduction. Such dividends also may be subject to the “extraordinary dividends” provisions of the Code, which could cause a reduction in the tax basis of such corporate Redeeming U.S. Holder’s shares and cause such Redeeming U.S. Holder to recognize capital gain. Provided certain holding period requirements are met, and with certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), dividends BHAC pays to a non-corporate Redeeming U.S. Holder may constitute “qualified dividends” that will be subject to tax at preferential long-term capital gains rates. It is unclear whether the redemption rights with respect to the Public Stock may prevent a U.S. Holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be. If the holding period requirements are not satisfied, then a corporation may not be able to qualify for the dividends received deduction and may have taxable income equal to the entire dividend amount, and non-corporate Redeeming U.S. Holders may be subject to tax on such dividend at regular ordinary income tax rates instead of the preferential rate that applies to qualified dividend income. U.S. Holders should consult with their own tax advisors regarding its applicable holding period for these purposes.
Information Reporting and Backup Withholding.
Payments received by a Redeeming U.S. Holder as a result of the redemption of Public Stock may be subject, under certain circumstances, to information reporting and, unless the Redeeming U.S. Holder is exempt, backup withholding. Backup withholding may apply to such payments if the Redeeming U.S. Holder fails to provide a taxpayer identification number or certification of exempt status, has been notified by the IRS that it is subject to backup withholding (and such notification has not been withdrawn), or otherwise fails to make the required certifications (generally on an IRS Form W-9) or establish an exemption. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against a Redeeming U.S. Holder’s U.S. federal income tax liability provided the required information is timely furnished to the IRS.
ALL REDEEMING U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC STOCK PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.

Certain U.S. Federal Income Tax Considerations to Non-U.S. Stockholders
This section is addressed to Redeeming Non-U.S. Holders of Public Stock that elect to have their shares redeemed for cash as described in the section entitled “Proposal No. 1 - The Extension Amendment Proposal - Redemption Rights” and “Proposal No. 2 - The Redemption Limitation Amendment Proposal - Redemption Rights.”
Tax Treatment of the Redemption - In General
The U.S. federal income tax characterization of the exercise of redemption rights by a Redeeming Non-U.S. Holder with respect to its Public Stock generally will correspond to the characterization of the exercise of redemption rights by a Redeeming U.S. Holder with respect to its Public Stock, as described under “Certain U.S. Federal Income Tax Considerations to U.S. Stockholders.” However, the consequences of such redemption to the Redeeming Non-U.S. Holder may differ from the consequences for Redeeming U.S. Holders, as described below. It is possible that because the applicable withholding agent may not be able to determine the proper characterization of a redemption of a Redeeming Non-U.S. Holder’s Public Stock, the withholding agent might treat the redemption as a distribution subject to withholding tax.
Redemption of Public Stock Treated as a Sale or Other Disposition
Subject to the discussions of backup withholding and FATCA below, if the redemption qualifies as a sale of Public Stock with respect to a Redeeming Non-U.S. Holder, such Redeeming Non-U.S. Holder will not be subject to U.S. federal income tax on any gain realized upon the redemption of its Public Stock, unless:
•
the gain is effectively connected with the conduct of a trade or business by the Redeeming Non-U.S. Holder within the U.S. (and, if required under an applicable income tax treaties, is attributable to a U.S. permanent establishment or fixed base maintained by the Non-U.S. Holder);

•	the Redeeming Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year of the redemption and certain other conditions are met; or
•
BHAC is or has been a “U.S. real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of the redemption or the period that the Redeeming Non-U.S. Holder held the Public Shares, and, in the case where BHAC stock is considered regularly traded on an established securities market for this purpose, the Redeeming Non-U.S. Holder has owned, directly or constructively, more than 5% of the BHAC stock at any time within such period. There can be no assurance that BHAC stock will be treated as regularly traded on an established securities market for this purpose.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the Redeeming Non-U.S. Holder were a U.S. resident. Any gains described in the first bullet point above of a Redeeming Non-U.S. Holder that is a foreign corporation may also be subject to an additional “branch profits tax” at a 30% rate (or a lower treaty rate).
If the second bullet point above applies to a Redeeming Non-U.S. Holder, such Redeeming Non-U.S. Holder’s gain from the redemption will be subject to U.S. federal income tax at a rate of 30% (or a lower rate under an applicable income tax treaty), which gain may be offset by certain U.S. source capital losses of such Redeeming Non-U.S. Holder if the Redeeming Non-U.S. Holder has timely filed U.S. federal income tax returns with respect to such losses.
If the third bullet point above applies to a Redeeming Non-U.S. Holder, gain recognized by such holder with respect to the redemption of Public Stock will be subject to tax at generally applicable U.S. federal income tax rates and a U.S. withholding tax could apply. However, BHAC believes that it is not, and has not been at any time since its formation, a U.S. real property holding corporation.
Redemption of Public Stock Treated as a Corporate Distribution
If the redemption does not qualify as a sale of Public Stock, a Redeeming Non-U.S. Holder will be treated as receiving a corporate distribution of cash from BHAC. The determination of the extent to which such distribution will be treated as a dividend, return of capital, or gain realized on the sale of Public Stock will be the same as for Redeeming U.S. Holders of Public Stock, as described in “- Certain U.S. Federal Income Tax Considerations to U.S. Stockholders – Redemption of Public Stock Treated as Corporate Distribution.”
In general, any distributions the Redeeming Non-U.S. Holder is treated as receiving as a result of a redemption, to the extent paid out of BHAC’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles), will constitute dividends for U.S. federal income tax purposes. Subject to the withholding requirements under Sections 1471 through 1474 of the Code and the U.S. Treasury regulations and administrative guidance issued thereunder, collectively “FATCA,” and provided such dividends are not effectively connected with the Redeeming Non-U.S. Holder’s conduct of a trade or business within the U.S., withholding of tax from the gross amount of the dividend will be required at a rate of 30%, unless such Redeeming Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Because it generally cannot be determined at the time of a distribution whether or not the distribution will exceed current and accumulated earnings and profits, BHAC normally will withhold tax on the entire amount of any distribution at the 30% rate (subject to reduction by an applicable income tax treaty). However, some or all of any amounts thus withheld may be refundable to the Redeeming Non-U.S. Holder if it is subsequently determined that such distribution was, in fact, in excess of BHAC’s current and accumulated earnings and profits.
Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Redeeming Non-U.S. Holder’s adjusted tax basis in its Public Stock, to the extent thereof, and, to the extent such distribution exceeds the Redeeming Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Public Stock, which will be treated as described under “- Certain U.S. Federal Income Tax Considerations to Non-U.S. Stockholders – Redemption of Public Stock Treated as a Sale or Other Disposition.”
The withholding tax described above does not apply to dividends paid to a Redeeming Non-U.S. Holder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the Redeeming Non-U.S. Holder’s conduct of a trade or business within the U.S. (and, if required under an applicable income tax treaty, are attributable to a U.S. permanent establishment or fixed base maintained by the Redeeming Non-U.S. Holder). Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the Redeeming Non-U.S. Holder were a U.S. resident, subject to an applicable income tax treaty providing otherwise. A Redeeming Non-U.S. Holder that is a corporation receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate).
Information Reporting and Backup Withholding.
Any distributions paid to a Redeeming Non-U.S. Holder (including constructive distributions pursuant to a redemption of Public Stock) may be reported annually to the IRS and to the Redeeming Non-U.S. Holder. Copies of these information returns may be made available to the tax authorities in the country in which the Redeeming Non-U.S. Holder resides or is established. Any distributions paid to a Redeeming Non-U.S. Holder (including constructive distributions pursuant to a redemption of Public Stock) will not be subject to backup withholding if the Redeeming Non-U.S. Holder establishes an exemption by properly certifying its non-U.S. status on an IRS Form W-8BEN or IRS Form W-8BEN-E (or other applicable or successor form).
Payments of the proceeds of the sale or other disposition by a Redeeming Non-U.S. Holder of Public Stock effected by or through a U.S. office of a broker may be subject to information reporting and backup withholding (at the applicable rate) unless the Redeeming Non-U.S. Holder establishes an exemption by properly certifying its non-U.S. status on an IRS Form W-8BEN or IRS Form W-8BEN-E (or other applicable or successor form) and certain other conditions are met. Information reporting and backup withholding generally will not apply to any payment of the proceeds from a sale or other disposition of Public Stock effected outside the U.S. by a non-U.S. office of a broker. However, unless such broker has documentary evidence in its records that the Redeeming Non-U.S. Holder is not a U.S. person and certain other conditions are met, or the Redeeming Non-U.S. Holder otherwise establishes an exemption, information reporting will apply to a payment of the proceeds of the sale or other disposition by a Redeeming Non-U.S. Holder of Public Stock effected outside the U.S. by such a broker if such broker has certain relationships to the U.S.

Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability (if any) of persons subject to backup withholding may be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained, provided that the required information is timely furnished to the IRS.
FATCA Withholding
FATCA generally imposes withholding of 30% on payments of dividends (including constructive dividends) on BHAC stock to “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and certain other Non-U.S. entities, unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied by, or an exemption applies to, the payee (typically certified as to by the delivery of a properly completed IRS Form W-8BEN-E). The IRS has issued proposed regulations (on which taxpayers may rely until final regulations are issued) that would generally not apply these withholding requirements to gross proceeds from sales or other disposition of BHAC stock. Jurisdictions that have an intergovernmental agreement with the U.S. governing FATCA may be subject to different rules. Under certain circumstances, a Redeeming Non-U.S. Holder might be eligible for refunds or credits of such withholding taxes, and a Redeeming Non-U.S. Holder might be required to file a U.S. federal income tax return to claim such refunds or credits.
Public Stockholders contemplating exercise of their redemption rights should consult their tax advisors to determine the specific tax consequences to them of such a redemption, including the effect of any U.S. federal, state or local, non-U.S. or other tax laws and the effect of any applicable income tax treaty.
As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any holder of Public Stock. We once again urge you to consult with your tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal and any redemption of your Public Stock.

BUSINESS OF BHAC AND CERTAIN INFORMATION ABOUT BHAC
References in this section to “we,” “our,” or “us” refer to Focus Impact BH3 Acquisition Company.
General
We are a blank check company incorporated as a Delaware corporation and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.
Initial Public Offering and Private Placement
On October 7, 2021, BHAC consummated its Initial Public Offering of 23,000,000 Units, at a price of $10.00 per Unit generating gross proceeds of $230,000,000, which included the full exercise of the underwriter’s option to purchase an additional 3,000,000 Units at the Initial Public Offering’s price to cover over-allotments. The securities in the offering were registered under the Securities Act of 1933, as amended, on a registration statement on Form S-1 (No. 333-259269). The SEC declared the registration statement effective on October 4, 2021.
Simultaneously with the closing of the Initial Public Offering, BHAC consummated the sale of 6,400,000 Private Placement Warrants to the Former Sponsor at a price of $1.50 per Private Placement Warrant, generating gross proceeds of $9,600,000.
In addition, the Sponsor Holders and the Anchor Investors currently hold 3,000,000 shares of Class A Common Stock and 2,739,916 shares of Class B Common Stock. The shares of Class B Common Stock that have not been previously converted into shares of Class A Common Stock will automatically convert into shares of Class A Common Stock upon the completion of our initial business combination or earlier at the option of the holder thereof.
Following the closing of the Initial Public Offering and the private placement on October 7, 2021 and the full exercise of the underwriters’ over-allotment, $232,300,000 ($10.10 per Unit) from the net proceeds of the sale of the Units in the Initial Public Offering and the sale of the Private Placement Warrants were placed in the Trust Account, and invested in U.S. government securities, within the meaning set forth in the Investment Company Act, with a maturity of 185 days or less, or in any open-ended investment company that holds itself out as a money market fund investing solely in U.S. Treasuries and meeting certain conditions under Rule 2a-7 of the Investment Company Act.
Sponsor Handover
On September 27, 2023, BHAC, the Former Sponsor and the Sponsor entered into a Purchase Agreement (the “Purchase Agreement”). In connection with the closing of the transactions contemplated by the Purchase Agreement, the Sponsor (i) purchased an aggregate of 3,746,303 shares of Class B Common Stock from the Former Sponsor and the Anchor Investors and 4,160,000 Private Placement Warrants from the Former Sponsor for an aggregate purchase price of $16,288.27 and (ii) became the Sponsor of BHAC. The Purchase Agreement closed effective as of November 2, 2023.
Our Sponsor was founded by affiliates of Focus Impact Partners, LLC, who also serve as officers and directors of Focus Impact Acquisition Corp. (Nasdaq: FIAC) that entered into a business combination agreement with DevvStream Holdings Inc., a company existing under the Laws of the Province of British Columbia, on September 12, 2023.
Extension of Time to Complete a Business Combination
On December 7, 2022 (following approval by our stockholders at a special meeting), we effected a charter amendment and a trust amendment, the effect of which was to change our termination date from April 7, 2023 to August 7, 2023 (as further extended to October 6, 2023 by the Former Sponsor providing us with the requisite notice and the deposit amount). In connection with the charter amendment, 17,987,408 Public Shares (78.2% of shares of the Class A Common Stock outstanding as of the record date for the special meeting) were tendered for redemption. After giving effect to the redemptions, we had approximately $51.2 million remaining in the Trust Account.

On October 6, 2023 (following approval by our stockholders at a special meeting), we effected a second charter amendment, the effect of which was to change our termination date to July 31, 2024. In connection with the second charter amendment, 2,700,563 Public Shares (53.9% of the shares of Class A Common Stock outstanding as of the record date for the special meeting) were tendered for redemption. After giving effect to the redemptions, we had approximately $24.3 million remaining in the Trust Account, and a total of 89.9% of the shares of Class A Common Stock that were initially issued in the Initial Public Offering had been redeemed.
Proposed Business Combination
As previously disclosed in the Form 8-K filed with the SEC on March 12, 2024, BHAC, NewCo, Merger Sub 1, Merger Sub 2 and XCF, entered into the Business Combination Agreement. Pursuant to the Business Combination Agreement (a) BHAC will merge with and into Merger Sub 1, with Merger Sub 1 being the surviving entity of the NewCo Merger as a wholly owned subsidiary of NewCo; and (b) immediately following the NewCo Merger, Merger Sub 2 will merge with and into XCF, with XCF being the surviving corporation of the Company Merger as a wholly owned subsidiary of NewCo. As a result of the Business Combination, NewCo will become a new publicly-traded company. For more information about the Business Combination, refer to the Form 8-K.
The Business Combination Agreement provides that, among other things and upon the terms and subject to the conditions thereof, the following transactions will occur:
•
BHAC will merge with and into Merger Sub 1, with Merger Sub 1 being the surviving entity of the NewCo Merger as a direct wholly owned subsidiary of NewCo, and (x) each share of Class A Common Stock outstanding immediately prior to the effectiveness of the NewCo Merger will be converted into the right to receive one share of NewCo’s Class A common stock, par value $0.0001 per share (“NewCo Common Stock”), (y) each share of Class B Common Stock outstanding immediately prior to the effectiveness of the NewCo Merger will be converted into the right to receive one share of NewCo Common Stock, and (z) each warrant of BHAC outstanding immediately prior to the effectiveness of the NewCo Merger will be converted into the right to receive one warrant of NewCo, with NewCo assuming BHAC’s rights and obligations under the existing warrant agreement; and

•
immediately following the NewCo Merger, Merger Sub 2 will merge with and into XCF, with XCF being the surviving corporation of the Company Merger as a direct wholly owned subsidiary of NewCo, and each share of common stock of XCF outstanding immediately prior to the effectiveness of the Company Merger will be converted into the right to receive shares of NewCo Common Stock determined in accordance with the Business Combination Agreement based on a pre-money equity value of XCF of $1,750,000,000, subject to adjustments for net debt and transaction expenses, and a price of $10.00 per share of NewCo Common Stock.

The consummation of the Business Combination is subject to the fulfillment of certain customary conditions, including the approval of BHAC’s and XCF’s stockholders and accordingly, there can be no assurances that we will be able to consummate the Business Combination on the terms contemplated by the Business Combination Agreement.
Without the Charter Extension, BHAC believes that it may not be able to complete the Business Combination on or before the Original Termination Date. If that were to occur, BHAC would be precluded from completing the Business Combination and would be forced to liquidate even if BHAC stockholders are otherwise in favor of consummating the Business Combination.
If the Extension Amendment Proposal is approved, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Stock will reduce BHAC’s net asset value. BHAC cannot predict the amount that will remain in the Trust Account following the Redemptions if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the $25,186,284 that was in the Trust Account as of June 28, 2024. Unless the Extension Amendment Proposal is approved, BHAC will not proceed with the Charter Extension.
BHAC believes that given BHAC’s expenditure of time, effort and money on the Business Combination, circumstances warrant ensuring that BHAC is in the best position possible to consummate the Business

Combination and that it is in the best interests of BHAC’s stockholders that BHAC obtain the Charter Extension. BHAC believes the Business Combination will provide significant benefits to its stockholders.
You are not being asked to vote on the Business Combination at this time. If the Extension Amendment Proposal or Redemption Limitation Amendment Proposal is approved and implemented and you do not elect to redeem your Public Stock, provided that you are a stockholder on the record date for the special meeting to consider the Business Combination, you will be entitled to vote on the Business Combination when it is submitted to stockholders and will retain the right to redeem your Public Stock for cash in the event the Business Combination is approved and completed or we have not consummated a business combination by the Charter Extension Date.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information regarding the beneficial ownership of BHAC’s Common Stock as of June 28, 2024, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of BHAC’s Common Stock, by:
•	each person known by BHAC to be the beneficial owner of more than 5% of BHAC’s issued and outstanding shares of Common Stock;
•	each of BHAC’s officers and directors; and
•	all BHAC’s executive officers and directors as a group.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty days.
In the table below, percentage ownership is based on 5,312,029 shares of Class A Common Stock (which includes Class A Common Stock that are underlying Units) and 2,739,916 shares of Class B Common Stock, issued and outstanding as of June 28, 2024. The table below does not reflect record of beneficial ownership of any shares of Common Stock issuable upon exercise of the warrants because these securities are not exercisable within 60 days of this proxy statement.
Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.
	Class A Common Stock		Class B Common Stock
Name of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned(2)	Approximate Percentage of Class	Approximate Percentage of Common Stock
Five Percent Holders
Focus Impact BHAC Sponsor, LLC (the Sponsor)(3)	2,200,940	41.4%	1,495,363	54.6%	45.9%
Crixus BH3 Sponsor LLC (the Former Sponsor)(4)	799,060	15.0%	561,051	20.5%	16.9%
Polar Asset Management partners Inc.(5)	500,000	9.4%	—	—	6.2%
Kerry Propper and Antonio Ruiz-Gimenez(6)	350,794	6.6%	—	—	4.4%
Directors and Executive Officers of BHAC
Carl Stanton(3)	—	—	—	—	—
Ernest Lyles(3)	—	—	—	—	—
Wray Thorn(3)	—	—	—	—	—
Troy Carter	—	—	25,000	*	*
Dia Simms	—	—	25,000	*	*
Eric Edidin(7)	—	—	—	—	—
Daniel Lebensohn(4)	799,060	15.0%	561,051	20.5%	16.9%
All directors and executive officers as a group (seven individuals)	799,060	15.0%	611,051	22.3%	17.5%
*	Less than one percent.
(1)	Unless otherwise noted, the business address of each of our stockholders is c/o Focus Impact BH3 Acquisition Company, 1345 Avenue of the Americas, 33rd Floor, New York, NY 10105.
(2)
Interests shown consist solely of founder shares, which are shares of Class B Common Stock. Such shares are convertible into shares of Class A Common Stock at the option of the holder thereof and will automatically upon the completion of our initial business combination.

(3)
Our Sponsor is is governed by a three-member board of managers composed of Carl Stanton, Ernest Lyles and Wray Thorn. Each manager has one vote, and the approval of a majority of the managers is required to approve an action of our sponsor. Under the so-called “rule of three,” if voting and dispositive decisions regarding an entity’s securities are made by three or more individuals, and a voting and dispositive decision requires the approval of a majority of those individuals, then none of the individuals is deemed a beneficial owner of the entity’s securities.

(4)
The Former Sponsor is controlled by BH3 Management LLC, an entity owned and controlled indirectly by Messrs. Daniel Lebensohn and Gregory Freedman. Messrs. Lebensohn and Freedman indirectly share voting and dispositive power over the shares held by the Former Sponsor and may be deemed to beneficially own the shares. Each of Messrs. Lebensohn and Freedman disclaims beneficial ownership of the shares held by the Former Sponsor other than to the extent of his respective pecuniary interest in such shares.

(5)
Based solely upon a Schedule 13G/A filed with the SEC on February 9, 2024 by Polar Asset Management Partners Inc., a company incorporated under the laws of Ontario, Canada, which serves as the investment advisor to Polar Multi-Strategy Master Fund, a Cayman Islands exempted company (“PMSMF”) with respect to the shares of Class A common stock of the company directly held by PMSMF. According to the Schedule 13G/A, the business address of the reporting person is 16 York Street, Suite 2900, Toronto, ON, Canada M5J 0E6.

(6)
Based solely upon a Schedule 13G filed with the SEC on June 12, 2023 by Kerry Propper, a U.S. citizen, and Antonio Ruiz-Gimenez, a citizen of Spain. According to the Schedule 13G, (i) the securities are held by one or more private funds managed by a registered investment adviser (the “Adviser”), which has been delegated exclusive authority to vote and/or direct the disposition of such shares held by sub-accounts of one or more pooled investment vehicles managed by a Delaware limited liability company and a private fund managed by an affiliate of the Adviser (and Messrs. Ruiz-Gimenez and Propper are Managing Members of the Adviser and its affiliate), (ii) by virtue of the relationships, each of Messrs. Ruiz-Gimenez and Propper may be deemed to have shared voting and dispositive power with respect to the shares held by the private funds, (iii) for the purposes of Section 13d-3 of the Exchange Act, each of Messrs. Ruiz-Gimenez and Propper may be deemed to beneficially own the securities reported herein, and (iv) the business address of Messrs. Ruiz-Gimenez and Propper is 17 State Street, Suite 2130, New York, New York 10004.

(7)	Does not include any interest Mr. Edidin may have in the Former Sponsor.

FUTURE STOCKHOLDER PROPOSALS
If the Extension Amendment Proposal is approved and the Charter Extension is implemented, BHAC’s next annual meeting of stockholders will be held no later than December 31, 2024. If the Extension Amendment Proposal is not approved and a business combination is not consummated by the Original Termination Date, there will be no further annual meetings of BHAC. You should direct any proposals to BHAC’s Chief Executive Officer at Focus Impact BH3 Acquisition Company, 1345 Avenue of the Americas, 33rd Floor, New York, NY 10105.

HOUSEHOLDING INFORMATION
Unless BHAC has received contrary instructions, BHAC may send a single copy of this proxy statement to any household at which two or more stockholders reside if BHAC believes the stockholders are members of the same family. This process, known as “householding”, reduces the volume of duplicate information received at any one household and helps to reduce BHAC’s expenses. However, if stockholders prefer to receive multiple sets of BHAC’s disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of BHAC’s disclosure documents, the stockholders should follow these instructions:
•
If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at Focus Impact BH3 Acquisition Company, 1345 Avenue of the Americas, 33rd Floor, New York, NY 10105, to inform us of his or her request; or

•	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION
BHAC files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on BHAC at the SEC web site, which contains reports, proxy statements and other information, at: http://www.sec.gov.
This proxy statement is available without charge to stockholders of BHAC upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Stockholder Meeting, you should contact BHAC in writing at Focus Impact BH3 Acquisition Company, 1345 Avenue of the Americas, 33rd Floor, New York, NY 10105 or by telephone at (212) 213-0243.
If you have questions about the proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact Morrow Sodali, the proxy solicitor for BHAC, by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing BHAC.info@investor.morrowsodali.com. You will not be charged for any of the documents that you request.
To obtain timely delivery of the documents, you must request them no later than five business days before the date of the Stockholder Meeting, or no later than July 16, 2024.

ANNEX A
PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
FOCUS IMPACT BH3 ACQUISITION COMPANY

Pursuant to Section 242 of the
Delaware General Corporation Law
FOCUS IMPACT BH3 ACQUISITION COMPANY (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:
1.
The name of the Corporation is “Focus Impact BH3 Acquisition Company.” The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on February 23, 2021 under the name BH3 Acquisition Corp. A certificate of amendment of the Corporation was filed with the Secretary of State of the State of Delaware on July 21, 2021; an amended and restated certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on October 4, 2021; a certificate of amendment of the Corporation was filed with the Secretary of State of the State of Delaware on December 7, 2022; a certificate of amendment of the Corporation was filed with the Secretary of State of the State of Delaware on October 6, 2023; a certificate of amendment of the Corporation was filed with the Secretary of State of the State of Delaware on November 3, 2023 (collectively, the “Amended and Restated Certificate of Incorporation”).

2.	This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation.
3.
This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of a majority of the holders of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

4.	The text of Section 9.2(d) of Article IX is hereby amended and restated to read in full as follows:
(d)
In the event that the Corporation has not consummated an initial Business Combination by February 7, 2025, which date the Corporation may, without another stockholder vote, elect to extend on a monthly basis for up to two times by an additional one month each time, by resolution of the Board, if requested by Focus Impact BHAC Sponsor, LLC in writing, and upon five days’ advance notice prior to the applicable termination date (the latest date being referred to as the “Termination Date”), the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter subject to lawfully available funds therefor, redeem the Offering Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Corporation to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law.

A-1

IN WITNESS WHEREOF, Focus Impact BH3 Acquisition Company has caused this Amendment to the Amended and Restated Certificate of Incorporation to be duly executed in its name and on its behalf by an authorized officer as of this     day of    , 2024.
FOCUS IMPACT BH3 ACQUISITION COMPANY

By:
Name:	Carl Stanton
Title:	Chief Executive Officer
A-2

ANNEX B
PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
FOCUS IMPACT BH3 ACQUISITION COMPANY
Pursuant to Section 242 of the
Delaware General Corporation Law
FOCUS IMPACT BH3 ACQUISITION COMPANY (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:
1.
The name of the Corporation is “Focus Impact BH3 Acquisition Company.” The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on February 23, 2021 under the name BH3 Acquisition Corp. A certificate of amendment of the Corporation was filed with the Secretary of State of the State of Delaware on July 21, 2021; an amended and restated certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on October 4, 2021; a certificate of amendment of the Corporation was filed with the Secretary of State of the State of Delaware on December 7, 2022; a certificate of amendment of the Corporation was filed with the Secretary of State of the State of Delaware on October 6, 2023; a certificate of amendment of the Corporation was filed with the Secretary of State of the State of Delaware on November 3, 2023 (collectively, the “Amended and Restated Certificate of Incorporation”).

2.	This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation.
3.
This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of a majority of the holders of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

4.	The text of Section 9.2(a) of Article IX is hereby amended and restated to read in full as follows:
(a)
Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed upon the consummation of the initial Business Combination pursuant to, and subject to the limitations of, Sections 9.2(b) and 9.2(c) (such rights of such holders to have their Offering Shares redeemed pursuant to such sections, the “Redemption Rights”) hereof for cash equal to the applicable redemption price per share determined in accordance with Section 9.2(b) hereof (the “Redemption Price”). Notwithstanding anything to the contrary contained in this Amended and Restated Certificate, there shall be no Redemption Rights or liquidating distributions with respect to any warrant issued pursuant to the Offering.

5.	The text of Section 9.2(e) of Article IX is hereby amended and restated to read in full as follows:
(e)
If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination, the Corporation shall consummate the proposed initial Business Combination only if such initial Business Combination is approved by the affirmative vote of the holders of a majority of the shares of the Common Stock that are voted at a stockholder meeting held to consider such initial Business Combination.

6.	The following text of Section 9.2(f) of Article IX is hereby deleted in its entirety:
(f)	If the Corporation conducts a tender offer pursuant to Section 9.2(b), the Corporation shall consummate the proposed initial Business Combination only if the Redemption Limitation is not exceeded.

7.	The text of Section 9.7 of Article IX is hereby amended and restated to read in full as follows:
Additional Redemption Rights. If, in accordance with Section 9.1(a), any amendment is made to Section 9.2(d) that would affect the substance or timing of the Corporation’s obligation to allow redemption in connection with the Corporation’s initial Business Combination or to redeem 100% of the Offering Shares if the Corporation does not complete an initial Business Combination on or before the Termination Date or with respect to any other provision relating to stockholders’ rights or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Corporation to pay its taxes, divided by the number of the then outstanding Offering Shares.

IN WITNESS WHEREOF, Focus Impact BH3 Acquisition Company has caused this Amendment to the Amended and Restated Certificate of Incorporation to be duly executed in its name and on its behalf by an authorized officer as of this    day of   , 2024.
FOCUS IMPACT BH3 ACQUISITION COMPANY

By:
Name:	Carl Stanton
Title:	Chief Executive Officer

Focus Impact BH3 Acquisition Company
1345 Avenue of the Americas, 33rd Floor
New York, New York 1010577
SPECIAL MEETING
OF STOCKHOLDERS OF FOCUS IMPACT BH3 ACQUISITION COMPANY

YOUR VOTE IS IMPORTANT

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 23, 2024.
The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated July 1, 2024, in connection with the special meeting of stockholders (the “Stockholder Meeting”) of Focus Impact BH3 Acquisition Company (“BHAC”) to be held at 9:00 a.m. Eastern Time on July 23, 2024, via a virtual meeting, and hereby appoints Carl Stanton and Ernest Lyles, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all stock of BHAC registered in the name provided, which the undersigned is entitled to vote at the Stockholder Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement.
THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3.
(Continued and to be marked, dated and signed on reverse side)
Please mark vote as indicated in this example	☒	THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3.

Proposal No. 1—Extension Amendment Proposal— To amend BHAC’s amended and restated certificate of incorporation to extend the date by which BHAC has to consummate a business combination (the “Termination Date”) from July 31, 2024 to February 7, 2025 (the “Charter Extension Date”) and to allow BHAC, without another stockholder vote, to elect to extend the Termination Date to consummate a business combination on a monthly basis for up to two times by an additional one month each time after the Charter Extension Date (the “Extension Amendment Proposal”). A copy of the proposed amendments is set forth in Annex A to the accompanying proxy statement.
FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal No. 2—Redemption Limit Amendment Proposal— To amend BHAC’s amended and restated certificate of incorporation to eliminate the limitation that BHAC may not redeem public stock to the extent that such redemption would result in BHAC having net tangible assets of less than $5,000,001 (the “Redemption Limitation”) in order to allow BHAC to redeem public stock irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Amendment Proposal”). A copy of the proposed amendments is set forth in Annex B to the accompanying proxy statement.
FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal No. 3—Adjournment Proposal— To adjourn the Stockholder Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of Class A common stock, par value $0.0001 per share and shares of Class B common stock, par value $0.0001 per share, in the capital of BHAC represented (either in person or by proxy) at the time of the Stockholder Meeting to approve the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal and (ii) where the board of directors of BHAC has determined it is otherwise necessary.
FOR ☐	AGAINST ☐	ABSTAIN ☐
Dated:                       , 2024
(Signature)
(Signature if held jointly)
Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.
PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.